UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule Sec.240.14a-12

MASSROOTS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MassRoots, Inc.

1560 Broadway, Suite 17-105

Denver, Colorado 80202

(303) 816-8070

Dear Stockholder,

You are cordially invited to attend the 2021 Annual Meeting (the “Annual Meeting”) of stockholders (“Stockholders”) of MassRoots, Inc. (the “Company”) to be held on September 3, 2021 at 4:30 pm Eastern Time. This year, in light of the COVID-19 outbreak, the Annual Meeting will be a completely virtual meeting conducted via live audio webcast to enable our Stockholders to participate from any location around the world that is safe and convenient to them. You will be able to attend the Annual Meeting by visiting http://webcasts.com/MassRootsInc-AnnualMeeting. The attached notice of Annual Meeting and proxy statement describes the matters to be presented at the Annual Meeting and provides information about us that you should consider when you vote.

The principal business of the meeting will be:

1.	To elect two directors to serve until our next annual meeting of Stockholders or until their successor is duly elected and qualified;

2.	To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the number of authorized shares of common stock, par value $0.001 (the “Common Stock”), of the Company from 500,000,000 shares to 1,200,000,000 shares;

3.	To grant discretionary authority to the Company’s Board of Directors to amend the Certificate of Incorporation to effect one or more consolidations of the issued and outstanding shares of Common Stock, pursuant to which the shares of Common Stock would be combined and reclassified into one share of Common Stock at a ratio within the range from 1-for-2 up to 1-for-1,000 (each, a “Reverse Stock Split”), provided that, (X) the Company shall not effect Reverse Stock Splits that, in the aggregate, exceed 1-for-1,000, and (Y) any Reverse Stock Split is completed no later than the first anniversary of the Record Date (as defined herein);

4.	To approve the Company’s 2021 Equity Incentive Plan (the “2021 Plan”) and the reservation of up to 50,000,000 shares of Common Stock for issuance thereunder, subject to certain conditions;

5.	To ratify the appointment of RBSM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021;

6.	To hold an advisory vote on executive compensation;

7.	To approve the adjournment of the Annual Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes to approve the foregoing proposals; and

8.	To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

We hope you will be able to virtually attend the Annual Meeting. Whether you plan to virtually attend the Annual Meeting or not, it is important that your shares are represented. Therefore, when you have finished reading the proxy statement, you are urged to vote over the Internet, by telephone, or complete, sign, date and return the enclosed proxy card promptly in accordance with the instructions set forth on the card. This will ensure your proper representation at the Annual Meeting, whether or not you can attend.

Sincerely,

/s/ Danny Meeks
Danny Meeks, Chairman

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY PROMPTLY.

MassRoots, Inc.

1560 Broadway, Suite 17-105

Denver, Colorado 80202

(303) 816-8070

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held on September 3, 2021

To the Stockholders of MassRoots, Inc.:

NOTICE IS HEREBY GIVEN that the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of MassRoots, Inc., a Delaware corporation (the “Company”), to be held on September 3, 2021 at 4:30 pm Eastern Time. This year, in light of the COVID-19 outbreak, the Annual Meeting will be a completely virtual meeting of Stockholders conducted via live audio webcast to enable our Stockholders to participate from any location around the world that is safe and convenient to them. You will be able to attend the Annual Meeting by visiting http://webcasts.com/MassRootsInc-AnnualMeeting for the purpose of considering and taking action on the following proposals:

The principal business of the meeting will be:

1.	To elect two directors to serve until our next annual meeting of Stockholders or until their successor is duly elected and qualified;

2.	To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the number of authorized shares of common stock, par value $0.001 (the “Common Stock”) of the Company from 500,000,000 shares to 1,200,000,000 shares (the “Stock Increase Amendment”);

3.	To grant discretionary authority to the Company’s Board of Directors (the “Board”) to amend the Certificate of Incorporation to effect one or more consolidations of the issued and outstanding shares of Common Stock, pursuant to which the shares of Common Stock would be combined and reclassified into one share of Common Stock at a ratio within the range from 1-for-2 up to 1-for-1,000 (the “Reverse Stock Split”), provided that, (X) the Company shall not effect Reverse Stock Splits that, in the aggregate, exceed 1-for-1,000, and (Y) any Reverse Stock Split is completed no later than the first anniversary of the Record Date (as defined herein);

4.	To approve the Company’s 2021 Equity Incentive Plan (the “2021 Plan”) and the reservation of up to 50,000,000 shares of Common Stock for issuance thereunder, subject to certain conditions;

5.	To ratify the appointment of RBSM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021;

6.	To hold an advisory vote on executive compensation;

7.	To approve the adjournment of the Annual Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes to approve the foregoing proposals; and

8.	To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

You may vote if you were the record owner of shares of the Company’s Common Stock or of the Company’s Series C Convertible Preferred Stock, par value $0.001 per share (the “Series C Preferred Stock”), at the close of business on July 7, 2021. The Board of Directors of the Company has fixed the close of business on July 7, 2021 as the record date (the “Record Date”) for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

As of the Record Date, there were 499,871,337 shares of Common Stock and 1,000 shares of Series C Preferred Stock outstanding and entitled to vote at the Annual Meeting. The holders of our Common Stock are entitled to one vote for each share of Common Stock held. The holders of the Series C Preferred Stock are entitled to vote such number of shares equal to 40% of the issued and outstanding Common Stock on a pro-rata basis. The foregoing shares are referred to herein as the “Shares.” Holders of our Common Stock and Series C Preferred Stock will vote together as a single class on all matters described in this proxy statement (the “Proxy Statement”).

All Stockholders are cordially invited to virtually attend the Annual Meeting. Whether you plan to virtually attend the Annual Meeting or not, you are requested to vote over the Internet, by telephone, or complete, sign, date and return the enclosed proxy card promptly in accordance with the instructions set forth on the card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience. Voting by using the aforementioned methods will not prevent you from voting virtually at the annual meeting.

YOUR VOTE AT THE ANNUAL MEETING IS IMPORTANT

Your vote is important. Please vote as promptly as possible even if you plan to virtually attend the Annual Meeting.

For information on how to vote your Shares, please see the instruction from your broker or other fiduciary, as applicable, as well as “How Do I Vote?” in the Proxy Statement accompanying this notice.

We encourage you to vote over the Internet, by telephone, or by completing, signing, and dating the proxy card, and returning it in the enclosed envelope.

If you have questions about voting your Shares, please contact our Chief Executive Officer at MassRoots, Inc., at 1560 Broadway, Suite 17-105, Denver, Colorado 80202, telephone number (303) 816-8070.

If you decide to change your vote, you may revoke your proxy in the manner described in the attached Proxy Statement at any time before it is voted.

We urge you to review the accompanying materials carefully and to vote as promptly as possible. Note that we have enclosed with this notice a proxy statement.

THE PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT:
http://annualgeneralmeetings.com/massroots

By Order of the Board of Directors of MassRoots, Inc.

Sincerely,

/s/ Isaac Dietrich
Isaac Dietrich, Chief Executive Officer

Date: July 12, 2021

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 3, 2021

The Notice of Annual Meeting of Stockholders and our Proxy Statement are available at:

http://annualgeneralmeetings.com/massroots

REFERENCES TO ADDITIONAL INFORMATION

This Proxy Statement incorporates important business and financial information about MassRoots, Inc. that is not included in or delivered with this document. You may obtain this information without charge through the Securities and Exchange Commission (“SEC”) website (www.sec.gov) or upon your written or oral request by contacting the Chief Executive Officer of MassRoots, Inc., at 1560 Broadway, Suite 17-105, Denver, Colorado 80202, telephone number (303) 816-8070.

To ensure timely delivery of these documents, any request should be made no later than August 1, 2021 to receive them before the Annual Meeting.

For additional details about where you can find information about MassRoots, Inc., please see the section entitled “Where You Can Find More Information about the Company” in this Proxy Statement.

MassRoots, Inc.

1560 Broadway, Suite 17-105

Denver, Colorado 80202

(303) 816-8070

2021 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 3, 2021

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

This Proxy Statement, along with the accompanying notice of the 2021 Annual Meeting of Stockholders, contains information about the 2021 Annual Meeting of Stockholders of MassRoots, Inc., including any adjournments or postponements thereof (referred to herein as the “Annual Meeting”). We are holding the Annual Meeting at 4:30 pm Eastern Time on September 3, 2021 or such later date or dates as such Annual Meeting date may be adjourned or postponed. The Annual Meeting will be a completely virtual meeting of Stockholders conducted via live audio webcast to enable our Stockholders to participate from any location around the world that is safe and convenient to them. You will be able to attend the Annual Meeting by visiting http://webcasts.com/MassRootsInc-AnnualMeeting.

In this Proxy Statement, we refer to MassRoots, Inc. as “MassRoots,” the “Company,” “we,” “us,” or “our.”

Why Did You Send Me This Proxy Statement?

We sent you this Proxy Statement in connection with the solicitation by the board of directors of the Company (referred to herein as the “Board of Directors” or the “Board”) of proxies, in the accompanying form, to be used at the Annual Meeting to be held at 4:30 pm Eastern Time on September 3, 2021 and any adjournments thereof. This Proxy Statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the Annual Meeting and the information you need to know to vote at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on September 3, 2021 The Proxy Statement and annual report to security holders are available at http://annualgeneralmeetings.com/massroots.

This Proxy Statement, the accompanying proxy and, though not part of this Proxy Statement, our Annual Report on Form 10-K for the year ended December 31, 2020 (the “Annual Report”), which includes our financial statements for the fiscal year ended December 31, 2020, are being mailed on or about July 20, 2021 to all Stockholders entitled to notice of and to vote at the meeting. You can also find a copy of our 2020 Annual Report on Form 10-K on the Internet through the Securities and Exchange Commission’s electronic data system called EDGAR at www.sec.gov or through the “Investor Relations” section of our website at www.massroots.com.

Why is the 2021 Annual Meeting a virtual, online meeting?

In light of the COVID-19 pandemic, our Annual Meeting will be a virtual meeting of stockholders where stockholders will participate by accessing a website using the Internet. There will not be a physical meeting location. In light of the public health and safety concerns related to the COVID-19 outbreak, we believe that hosting a virtual meeting will facilitate stockholder attendance and participation at our Annual Meeting by enabling stockholders to safely participate from any location around the world. We have designed the virtual annual meeting to provide the same rights and opportunities to participate as stockholders have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform.

Who Can Vote?

Stockholders who owned Common Stock or Series C Preferred Stock at the close of business on July 7, 2021 (the “Record Date”), are entitled to vote at the Annual Meeting. As of the Record Date, there were 499,871,337 shares of Common Stock and 1,000 shares of Series C Preferred Stock outstanding and entitled to vote at the Annual Meeting.

You do not need to virtually attend the Annual Meeting to vote your Shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. A Stockholder may revoke a proxy before the proxy is voted by delivering to our Secretary a signed statement of revocation or a duly executed proxy card bearing a later date. Any Stockholder who has executed a proxy card but attends the Annual Meeting virtually may revoke the proxy and vote at the Annual Meeting.

How Many Votes Do I Have?

Each holder of Common Stock is entitled to one vote per share of Common Stock. The holders of the Series C Preferred Stock are entitled to such number of votes equal to 40% of the issued and outstanding Common Stock on a pro-rata basis. Holders of our Common Stock and Series C Preferred Stock will vote together as a single class.

How Do I Vote?

Whether you plan to virtually attend the Annual Meeting or not, we urge you to vote by proxy. All Shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your Shares should be voted for or against each nominee for director, and whether your Shares should be voted for, against or abstain with respect to each of the other proposals. Except as set forth below, if you properly submit a proxy without giving specific voting instructions, your Shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to virtually attend the Annual Meeting. If your Shares are registered directly in your name through our stock transfer agent, Pacific Stock Transfer Company, or you have stock certificates, you may vote:

●	By Internet or by telephone. Follow the instructions you received to vote by Internet or telephone.

●	By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your Shares voted, they will be voted as recommended by the Board.

If your Shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your Shares and can do so as follows:

●	By Internet or by telephone. Follow the instructions you receive from your broker to vote by Internet or telephone.

●	By mail. You will receive instructions from your broker or other nominee explaining how to vote your Shares.

If you are a beneficial owner of Shares held in street name and do not provide the organization that holds your Shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your Shares may generally vote on routine matters, but cannot vote on non-routine matters.

How Does The Board Recommend That I Vote On The Proposals?

The Board recommends that you vote as follows:

●	“FOR” the election of the Board nominees as directors;

●	“FOR” the approval of an amendment to our Certificate of Incorporation to increase our authorized shares of Common Stock from 500,000,000 shares to 1,200,000,000 shares;

●	“FOR” the approval of discretionary authority to the Company’s Board of Directors to amend the Certificate of Incorporation to effect one or more consolidations of the issued and outstanding shares of Common Stock, within the range from 1-for-2 up to 1-for-1,000 (each, a “Reverse Stock Split”), provided that, (X) the Company shall not effect Reverse Stock Splits that, in the aggregate, exceed 1-for-1,000, and (Y) any Reverse Stock Split is completed no later than the first anniversary of the Record Date;

●	“FOR” the approval the Company’s 2021 Equity Incentive Plan (the “2021 Plan”) and the reservation of up to 50,000,000 shares of Common Stock for issuance thereunder, subject to certain conditions;

●	“FOR” the ratification of the selection of RBSM as our independent registered public accounting firm for the fiscal year ending December 31, 2021;

●	“FOR” the approval, on an advisory basis, of the compensation paid to our named executive officers; and

●	“FOR” the approval of the adjournment of the Annual Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes to approve the foregoing proposals.

If any other matter is presented, the proxy card provides that your Shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this Proxy Statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

●	signing a new proxy card and submitting it as instructed above;

●	re-voting by Internet or by telephone as instructed above — only your latest Internet or telephone vote will be counted;

●	if your Shares are registered in your name, notifying the Company’s Secretary in writing before the Annual Meeting that you have revoked your proxy; or

●	virtually attending the Annual Meeting and voting. Virtually attending the Annual Meeting will not in and of itself revoke a previously submitted proxy unless you specifically request it.

What If I Receive More Than One Proxy Card?

You may receive more than one proxy card or voting instruction form if you hold Shares in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” on the proxy card for each account to ensure that all of your Shares are voted.

What is a Broker Non-Vote?

If your Shares are held in street name, you must instruct the organization that holds your Shares how to vote your Shares. If you sign your proxy card but do not provide instructions on how your broker should vote on “routine” proposals, your broker will vote your Shares as recommended by the Board. If you do not provide voting instructions, your Shares will not be voted on any “non-routine” proposals. This vote is called a “broker non-vote.”

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Election of Directors	A plurality of the Shares present virtually or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to elect the nominees as directors. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

Proposal 2: Approval of an amendment to the Company’s Certificate of Incorporation to increase our authorized shares of Common Stock from 500,000,000 shares to 1,200,000,000 shares (the “Stock Increase Amendment”).	The affirmative vote of a majority of the outstanding Shares entitled to vote thereon is required to approve an amendment to the Company’s Certificate of Incorporation to effect the Stock Increase Amendment. Thus, abstentions and broker non-votes will have the same effect as a vote “AGAINST” this proposal.

Proposal 3: Approval of discretionary authority to the Company’s Board of Directors to amend the Certificate of Incorporation to effect one or more consolidations of the issued and outstanding shares of Common Stock, within the range from 1-for-2 up to 1-for-1,000 (each, a “Reverse Stock Split”), provided that, (X) the Company shall not effect Reverse Stock Splits that, in the aggregate, exceed 1-for-1,000, and (Y) any Reverse Stock Split is completed no later than the first anniversary of the Record Date.	The affirmative vote of a majority of the outstanding Shares entitled to vote thereon is required to grant discretionary authority to the Company’s Board of Directors to amend the Certificate of Incorporation to effect one or more Reverse Stock Splits. Thus, abstentions and broker non-votes will have the same effect as a vote “AGAINST” this proposal.

Proposal 4: Approval of the MassRoots, Inc. 2021 Stock Plan, and the reservation of up to 50,000,000 shares of Common Stock for issuance thereunder, subject to certain conditions.	The affirmative vote of a majority of the Shares present virtually or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to approve the 2021 Stock Plan. Abstentions are considered Shares present and entitled to vote on this proposal, and thus, will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will have no effect on the outcome of this proposal.

Proposal 5: Ratification of the appointment of RBSM as our independent registered public accounting firm for the fiscal year ending December 31, 2021.	The affirmative vote of a majority of the Shares present virtually or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to ratify the appointment of RBSM as our independent registered public accounting firm for the fiscal year ending December 31, 2021. This means that the votes cast by the Stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a Stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” If you are a beneficial owner, your broker, bank or other nominee may vote your Shares on this proposal without receiving voting instructions from you.

Proposal 6: Approval of an advisory vote on executive compensation.	To be approved, this non-binding vote must be approved by a majority of the Shares present virtually or represented by proxy and entitled to vote on the subject matter at the Annual Meeting. This means that the votes cast by the Stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a Stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” Broker non-votes will have no effect on the outcome of this proposal.

Proposal 7: Authorization to adjourn the Annual Meeting.	The affirmative vote of a majority of the Shares present virtually or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to approve this proposal. This means that the votes cast by the Stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a Stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” Broker non-votes will have no effect on the outcome of this proposal.

What Constitutes a Quorum for the Annual Meeting?

The presence, virtually or by proxy, of the holders of a majority of the outstanding shares of each class or series of voting stock then entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Votes of Stockholders of record who are present at the virtual Annual Meeting virtually or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Do I Have Dissenters’ Rights of Appraisal?

The Company’s Stockholders do not have appraisal rights under Delaware law or under the Company’s governing documents with respect to the matters to be voted upon at the Annual Meeting.

Householding of Annual Disclosure Documents

The Securities and Exchange Commission (the “SEC”) previously adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or brokers holding our Shares on your behalf to send a single set of our annual report and proxy statement to any household at which two or more of our Stockholders reside, if either we or the brokers believe that the Stockholders are members of the same family. This practice, referred to as “householding,” benefits both Stockholders and us. It reduces the volume of duplicate information received by you and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once Stockholders receive notice from their brokers or from us that communications to their addresses will be “householded,” the practice will continue until Stockholders are otherwise notified or until they revoke their consent to the practice. Each Stockholder will continue to receive a separate proxy card or voting instruction card.

Those Stockholders who either (i) do not wish to participate in “householding” and would like to receive their own sets of our annual disclosure documents in future years or (ii) who share an address with another one of our Stockholders and who would like to receive only a single set of our annual disclosure documents should follow the instructions described below:

●	Stockholders whose Shares are registered in their own name should contact our transfer agent, Pacific Stock Transfer Company, and inform them of their request by calling them at (800) 785-7782 or writing them at 173 Keith Street, Suite 3, Warrenton, Virginia 20186.

●	Stockholders whose Shares are held by a broker or other nominee should contact such broker or other nominee directly and inform them of their request. Stockholders should be sure to include their name, the name of their brokerage firm and their account number.

Who is Paying for this Proxy Solicitation?

In addition to mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Who will Count the Votes?

A representative from Pacific Stock Transfer Company will act as the inspector of election and count the votes.

When are Stockholder Proposals due for Next Year’s Annual Meeting?

At our annual meeting each year, our Board submits to Stockholders its nominees for election as directors. In addition, the Board may submit other matters to the Stockholders for action at the annual meeting.

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Stockholders may present proper proposals for inclusion in the Company’s proxy statement for consideration at the 2022 annual meeting of Stockholders by submitting their proposals to the Company in a timely manner. These proposals must meet the Stockholder eligibility and other requirements of the SEC. To be considered for inclusion in next year’s proxy materials, you must submit your proposal in writing no later than May 6, 2022  to the Company at MassRoots, Inc., 1560 Broadway, Suite 17-105, Denver, Colorado 80202; provided, however, if the date of the 2022 Annual Meeting is convened more than 30 days before, or delayed by more than 30 days after the first anniversary of this Annual Meeting, a Stockholder proposal must be submitted in writing to the Company not less than 10 calendar days after the date the Company shall have mailed notice to its shareholders of the date that the annual meeting of shareholders will be held or shall have issued a press release or otherwise publicly disseminated notice that an annual meeting of shareholders will be held and the date of the meeting.

What Interest Do Officers and Directors Have in Matters to Be Acted Upon?

Neither member of the Board of Directors and none of the executive officers of the Company have any interest in any proposal that is not shared by all other Stockholders of the Company except for Proposal No. 1 regarding the nomination of the members of the Board, Proposal No. 4 regarding the 2021 Plan, under which members of our Board of Directors and our executive officers will be eligible to participate and receive equity incentive awards, and Proposal No. 6 regarding the advisory vote on executive compensation.

Where Can I Find the Voting Results of the Annual Meeting?

We will announce preliminary voting results at the annual meeting. We will also disclose voting results in a current report on Form 8-K filed with the SEC within four business days after the Annual Meeting, which will be available on our website.

WHERE YOU CAN FIND MORE INFORMATION ABOUT THE COMPANY

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You can read and copy any materials that the Company files with the SEC, which you can access over the Internet at http://www.sec.gov. The Company’s website address is www.massroots.com. Information contained on, or that can be accessed through, the Company’s website is not a part of this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Common Stock and Series C Preferred Stock by (i) each person who, to our knowledge, owns more than 5% of our Common Stock or Series C Preferred Stock, (ii) our current directors and the named executive officers identified under the heading “Executive Compensation” and (iii) all of our current directors and executive officers as a group. We have determined beneficial ownership in accordance with applicable rules of the SEC, and the information reflected in the table below is not necessarily indicative of beneficial ownership for any other purpose. Under applicable SEC rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power and any shares which the person has the right to acquire within 60 days after July 7, 2021 through the exercise of any option, warrant or right or through the conversion of any convertible security. Unless otherwise indicated in the footnotes to the table below and subject to community property laws where applicable, we believe, based on the information furnished to us that each of the persons named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

The information set forth in the table below is based on 499,871,337 shares of our Common Stock and 1,000 shares of Series C Preferred Stock issued and outstanding on July 7, 2021. In computing the number of shares of Common Stock and Series C Preferred Stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of Common Stock or Series C Preferred Stock subject to options, warrants, rights or other convertible securities held by that person that are currently exercisable or will be exercisable within 60 days after July 7, 2021. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the principal address of each of the Stockholders below is in care of MassRoots, Inc., 1560 Broadway, Suite 17-105, Denver, Colorado 80202.

	Number of Shares of Common Stock Beneficially Owned		Percentage of Common Stock Beneficially Owned	Number of Shares of Series C Preferred Stock Beneficially Owned		Percentage of Shares of Series C Beneficially Owned	% of Total Voting Power

Directors and Named Executive Officers
Danny Meeks	12,495,258		2.50%	-		-	1.79%
Isaac Dietrich	18,738,831	(1)	3.55%	1,000	(2)	100%	31.10%
All directors and named executive officers as a group (2 persons)	31,234,089		6.05%	1,000		100%	32.89%
Other 5% Stockholder
None

(1)	Consists of (i) 17,738,831 shares of Common Stock and (ii) 1,000,000 shares of Common Stock underlying the shares of Series C Preferred Stock.

(2)	As the sole holder of the Series C Preferred Stock, Isaac Dietrich is entitled to such number of votes equal to 40% of the issued and outstanding Common Stock.

PROPOSAL ONE:

ELECTION OF DIRECTORS

At this Annual Meeting, two (2) people, comprising the entire membership of the Board of Directors, are to be elected. The elected directors will serve until the Company’s next annual meeting of Stockholders and until a successor is elected and qualified. The nominees currently serve on the Board of Directors.

The nominees have consented to serve if elected. We expect that the nominees will be available for election, but if they are not candidates at the time the election occurs, such proxy will be voted for the election of another nominee to be designated by the Board to fill any such vacancy.

The term of office of the people elected as directors will continue until the next annual meeting or until their successor has been elected and qualified, or until the director’s death, resignation or removal.

Biographical and certain other information concerning the Company’s nominees for election to the Board of Directors is set forth below. Our directors are not directors in any other reporting companies. We are not aware of any proceedings to which our directors, or any associate of our directors are a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

NOMINEES FOR DIRECTORS

Name of Nominee	Age
Danny Meeks	47
Isaac Dietrich	29

Biography

Danny Meeks is the Chairman of the Board of MassRoots, Inc., a position he has been holding since June 2021. He is the sole owner and President of Empire Services, Inc., a metal recycling company he founded in 2002. Additionally, Mr. Meeks has been serving as the President of DWM Properties, LLC, his real estate holding company, since 2002 and as the President of Select Recycling and Waste Services, Inc., a waste disposal and recycling company, from October 2016 to present. Mr. Meeks graduated from Manor High School in 1993. Mr. Meeks is well-suited to serve on our Board due to his significant business and management experience and deep knowledge of growth and commercialization strategies. Mr. Meeks joined the Company’s Board to foster revenue-generating capabilities of the Company.

Isaac Dietrich, Chief Executive Officer, Chief Financial Officer, and Directors – Isaac Dietrich is the founder of the Company and has been a director of the Company since our inception. He has also served as Chief Executive Officer since December 2017 and Chief Financial Officer since March 2021. In addition, he previously held the following positions with the Company: Chief Executive Officer (April 2013 – October 2017); Chairman of the Board of the Company (April 2013 – October 2017, December 2018 – June 2021); and Chief Financial Officer (April 2013 – May 2014 and August 2017 – October 2017). In his various positions, Mr. Dietrich has been responsible for executing MassRoots’ strategic business development. Mr. Dietrich was also previously the co-founder of RoboCent.com from June 2012 where he helped scale the business until his buyout in December 2016. He has served as Chairman of 2Meet, Inc. from May 2017 to September 2020. He also founded Tidewater Campaign Solutions, LLC, a Virginia Beach-based political strategy firm that was retained by 30 political local and congressional campaigns and political action committees from January 2010 to December 2012. From February 2010 to December 2010, Mr. Dietrich served as Field Director for former Congressman E. Scott Rigell’s campaign. Mr. Dietrich is qualified to serve as a member of the Company’s Board because of his business management experience and his years of service to the Company in various executive capacities.

Family Relationships

There are no family relationships among our directors and executive officers.

Involvement in Legal Proceedings

We are not aware of any of our directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses) or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

Vote Required

A plurality of the Shares present virtually or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to elect the nominees as directors.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

CORPORATE GOVERNANCE

Governance of Our Company

We seek to maintain high standards of business conduct and corporate governance, which we believe are fundamental to the overall success of our business, serving our Stockholders well and maintaining our integrity in the marketplace. Our corporate governance guidelines and Code of Conduct and Ethics, together with our Certificate of Incorporation, Bylaws and the charters for each of our Board committees, form the basis for our corporate governance framework. We also are subject to certain provisions of the Sarbanes-Oxley Act and the rules and regulations of the SEC. The full text of the Code of Conduct and Ethics is available on our website at https://www.massroots.com/investors/code-conduct-ethics/ and is also filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2014 as filed with the SEC on April 1, 2015.

There are currently no members of the Board serving on our Audit Committee, Compensation Committee, or Nominating and Corporate Governance Committee, and our Board will act in place of such committees until such time that members are appointed to such committees.

Our Board of Directors

Our Board currently consists of two members. The number of directors on our Board can be evaluated and amended by action of our Board.

Our Board has decided that it would judge the independence of its directors by the heightened standards established by the Nasdaq Stock Market, despite the Company not being subject to these standards at this time. Our Board considers a director to be independent when the director is not an officer or employee of the Company or its subsidiaries, does not have any relationship which would, or could reasonably appear to, materially interfere with the independent judgment of such director, and the director otherwise meets the independence requirements under the listing standards of the Nasdaq Stock Market and the rules and regulations of the SEC. Based on the foregoing, the Board has determined that none of our directors currently meet the independence standards established by the Nasdaq Stock Market and the applicable independence rules and regulations of the SEC, including the rules relating to the independence of the members of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

Stockholder Communications. Although we do not have a formal policy regarding communications with the Board, Stockholders may communicate with the Board by writing to us at 1560 Broadway, Suite 17-105, Denver, Colorado 80202, Attention: Chairman. Stockholders who would like their submission directed to a member of the Board may so specify, and the communication will be forwarded, as appropriate. Please note that the foregoing communication procedure does not apply to (i) Stockholder proposals pursuant to Exchange Act Rule 14a-8 and communications made in connection with such proposals or (ii) service of process or any other notice in a legal proceeding.

Board and Committee Meetings

During the fiscal year ended December 31, 2020, our Board held no meetings and operated solely by unanimous written consent. For the fiscal year ended December 31, 2020, our Board was composed of a sole member who attended every meeting of our Board. Our Audit Committee, Compensation Committee, Nominating and Corporate Governance committee did not have any members and did not meet during the fiscal year ended December 31, 2020. The Company did not have an annual meeting of Stockholders during the prior year.

Board Committees

On December 9, 2015, our Board designated the following three committees of the Board: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. The Company’s designated committees currently do not have any members and the Board acts in place of such committees.

Audit Committee. The Audit Committee is responsible for, among other things, overseeing the financial reporting and audit process and evaluating our internal controls over financial reporting. The Audit Committee currently does not have any members nor does it have an audit committee financial expert and the Board acts in place of such committee. Our Board has determined that given its relatively small size, the function of the Audit Committee could be performed by our Board as a whole without unduly burdening the duties and responsibilities of our Board member. A copy of the Audit Committee Charter is available on our website at https://www.massroots.com/wp-content/uploads/2017/10/MassRoots_Audit_Committee_Charter.pdf.

Compensation Committee. The Compensation Committee is responsible for, among other things, establishing and overseeing the Company’s executive and equity compensation programs, establishing performance goals and objectives, and evaluating performance against such goals and objectives. The Compensation Committee currently does not have any members and the Board acts in place of such committee. Our Board has determined that given its relatively small size, the function of the Compensation Committee could be performed by our Board as a whole without unduly burdening the duties and responsibilities of our Board member. A copy of the Compensation Committee Charter is available on our website at https://www.massroots.com/wp-content/uploads/2017/10/MassRoots_Compensation_Committee_Charter.pdf.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for, among other things, identifying and recommending candidates to fill vacancies occurring between annual Stockholder meetings and reviewing the Company’s policies and programs relating to matters of corporate citizenship, including public issues of significance to the Company and its Stockholders. The Nominating and Corporate Governance Committee currently does not have any members and the sole member of the Board acts in place of such committee. Our Board has determined that given its relatively small size, the function of the Nominating and Corporate Governance Committee could be performed by our Board as a whole without unduly burdening the duties and responsibilities of our Board member. A copy of the Nominating and Corporate Governance Committee Charter is available on our website at https://www.massroots.com/wp-content/uploads/2017/10/MassRoots_NCG_Charter.pdf.

Risk Oversight

The Board is primarily responsible for overseeing our risk management processes. The Board receives and reviews periodic reports from management, auditors, legal counsel and others, as appropriate, regarding the Company’s assessment of risks. The Board focuses on the most significant risks facing the Company and our general risk management strategy, and also ensures that the risks we undertake are consistent with the Board’s risk parameters. While the Board oversees the risk management process, our management is responsible for day-to-day risk management and, if management identifies new or additional significant risks, it brings such risks to the attention of the Board.

Board Leadership Structure

Danny Meeks is the Chairman of our Board of Directors. Isaac Dietrich is the Chief Executive Officer of the Company and a Director. The Chairman of the Board presides at all meetings of the Board, unless such position is vacant, in which case, the Chief Executive Officer of the Company would preside.

Policy on Hedging the Economic Risks of Equity Ownership

The Company has no policy regarding hedging the economic risks of equity ownership for the executive team or directors of the Company and the Company does not engage in this practice.

Changes to security holder director nomination procedures

The Company has not adopted procedures for considering director candidates submitted by stockholders under Item 407(c)(2)(iv), Regulation S-K.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who beneficially own more than 10% of our outstanding shares of Common Stock (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership in our Common Stock and other equity securities. Such persons are required by SEC regulations to furnish to us copies of all Section 16(a) forms they file. To our knowledge, based solely on our review of copies of the reports received by us or written representations from certain Reporting Persons that no other reports were required, we believe that during the fiscal year ended December 31, 2020, all filing requirements applicable to the Reporting Persons were timely met except:

●	Jesus Quintero, our former Chief Financial Officer, failed to report one transaction on time on a Form 4.

EXECUTIVE OFFICERS

The following are biographical summaries of our executive officers and their ages, except for Mr. Dietrich, whose biography is set forth above:

Name	Age	Position
Isaac Dietrich	29	Chief Executive Officer, Interim Chief Financial Officer

Isaac Dietrich, Chief Executive Officer, Interim Chief Financial Officer, and Director – Biographical information regarding Mr. Dietrich is provided above under Board Nominees.

EXECUTIVE COMPENSATION

Named Executive Officer

Our named executive officer for the year ended December 31, 2020 was Isaac Dietrich, our Chief Executive Officer.

Summary Compensation Table

The following table presents the compensation awarded to, earned by or paid to our named executive officer for the year ended December 31, 2019 and December 31, 2020.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock awards ($) (1)		Option awards ($) (1)	Nonequity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($) (1)		Total ($)
Isaac Dietrich	2020	145,000	38,330	—		—	—	—	—		183,330
Chief Executive Officer	2019	145,000	—	10,000	(2)	—	—	—	252,000	(3)	407,000

(1)	These amounts are the aggregate fair value of the equity compensation incurred by the Company for payments to executives during the fiscal year. The aggregate fair value is computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. The fair market value was calculated using the Black-Scholes options pricing model.

(2)	On October 21, 2019, Mr. Dietrich was issued 1,000 shares of Series C Preferred Stock with a stated value of $10,000.

(3)	During fiscal year 2019, Mr. Dietrich received a housing and relocation allowance of $252,000 (of which $95,500 was attributable to state and federal tax liability).

Outstanding Equity Awards at December 31, 2020

There were no outstanding equity awards held by our named executive officer as of December 31, 2020.

Narrative Disclosure to the Summary Compensation Table

Isaac Dietrich

On December 12, 2017, the Company entered into an employment agreement with Isaac Dietrich pursuant to which Mr. Dietrich serves as the Company’s Chief Executive Officer. Pursuant to the terms of the employment agreement, Mr. Dietrich shall receive an annual base salary of $145,000. In addition, Mr. Dietrich shall be eligible to receive an annual bonus and shall be eligible to receive such awards under the Company’s incentive plans as determined by the Company’s Compensation Committee. Mr. Dietrich may be terminated by the Company or may voluntarily resign, at any time, with or without cause. Either the Company or Mr. Dietrich may terminate Mr. Dietrich’s employment upon two weeks prior written notice.

Upon termination except by death (the “Termination Date”), the Company shall pay Mr. Dietrich (i) any accrued but unpaid compensation, (ii) a pro-rata portion of his annual bonus calculated as of the Termination Date and (iii) reimbursement of expenses incurred on or prior to the Termination Date. In addition, Mr. Dietrich may elect to receive Consolidated Omnibus Budget Reconciliation Act of 1985 benefits for up to twelve months from the Termination Date. Upon termination of Mr. Dietrich’s employment for death, the Company shall pay Mr. Dietrich (i) any accrued but unpaid compensation and (ii) reimbursement of expenses incurred on or prior to such date. Mr. Dietrich is also entitled to participate in any and all benefit plans such as health, dental and life insurance, from time to time, in effect for senior executives, along with vacation, sick and holiday pay in accordance with the Company’s policies established and in effect from time to time. In the fiscal years ended December 31, 2020 and December 31, 2019, Mr. Dietrich received $38,330 and $0 in bonuses, respectively. Mr. Dietrich did not receive any compensation related to his position as a director.

Except for the modification of the vesting criteria in connection with the issuance of the Series C Preferred Stock to Isaac Dietrich, and the housing and relocation allowance of $252,000 paid to Isaac Dietrich, at no time during the periods listed in the above tables, with respect to any named executive officers, was there:

●	any outstanding option or other equity-based award re-priced or otherwise materially modified (such as by extension of exercise periods, the change of vesting or forfeiture conditions, the change or elimination of applicable performance criteria, or the change of the bases upon which returns are determined);

●	any waiver or modification of any specified performance target, goal or condition to payout with respect to any amount included in non-stock incentive plan compensation or payouts;

●	any non-equity incentive plan award made to a named executive officer;

●	any nonqualified deferred compensation plans including nonqualified defined contribution plans; or

●	any payment for any item to be included under the “All Other Compensation” column in the Summary Compensation Table.

Director Compensation

Our directors do not receive any additional compensation for their service as directors.

Indemnification of Officers and Directors

Our Certificate of Incorporation provides that we shall indemnify our officers and directors to the fullest extent permitted by applicable law against all liability and loss suffered and expenses (including attorneys’ fees) incurred in connection with actions or proceedings brought against them by reason of their serving or having served as officers, directors or in other capacities. We shall be required to indemnify a director or officer in connection with an action or proceeding commenced by such director or officer only if the commencement of such action or proceeding by the director or officer was authorized in advance by the Board of Directors.

Our Equity Incentive Plans

Our Stockholders approved our 2014 Equity Incentive Plan (“2014 Plan”) in June 2014, our 2015 Equity Incentive Plan (the “2015 Plan”) in December 2015, our 2016 Equity Incentive Plan (“2016 Plan”) in October 2016, our 2017 Equity Incentive Plan (“2017 Plan”) in December 2016 and our 2018 Equity Incentive Plan (“2018 Plan” and together with the 2014 Plan, 2015 Plan, 2016 Plan and 2017 Plan, the “Prior Plans”) in June 2018. The Prior Plans are identical to the proposed 2021 Plan, except for the number of shares of Common Stock reserved for issuance under each.

The Prior Plans provide for the grant of incentive stock options, nonstatutory stock options, stock bonus awards, restricted stock awards, performance stock awards and other forms of stock compensation to our employees, including officers, consultants and directors. Our Prior Plans also provide that the grant of performance stock awards may be paid out in cash as determined by the Committee (as defined herein).

Plan Details

The following table and information below sets forth information as of December 31, 2020 with respect to our Plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders:
2014 Equity Incentive Plan	1,685,792	$0.31	—
2015 Equity Incentive Plan	3,059,157	$0.94	—
2016 Equity Incentive Plan	1,715,104	$0.51	—
2017 Equity Incentive Plan	7,660,850	$0.87	—
2018 Equity Incentive Plan	13,700,000	$0.20	190,000
Equity compensation plans not approved by security holders
Total	27,820,903	$0.50	190,000

Summary of the Prior Plans

Authorized Shares

No shares of our Common Stock are reserved for issuance pursuant to the 2014 Plan, 2015 Plan, the 2016 Plan and the 2017 Plan. There are currently 190,000 shares of our Common Stock available for issuance pursuant to the 2018 Plan. Shares of Common Stock issued under our Prior Plans may be authorized but unissued or reacquired shares of our Common Stock. Shares of Common Stock subject to stock awards granted under our Prior Plans that expire or terminate without being exercised in full, or that are paid out in cash rather than in shares of Common Stock, will not reduce the number of shares of Common Stock available for issuance under our Prior Plans. Additionally, shares of Common Stock issued pursuant to stock awards under our Prior Plans that we repurchase or that are forfeited, as well as shares of Common Stock reacquired by us as consideration for the exercise or purchase price of a stock award, will become available for future grant under our Prior Plans.

Administration

Our Board, or a duly authorized committee thereof (collectively, the “Committee”), has the authority to administer our Prior Plans. Our Board may also delegate to one or more of our officers the authority to designate employees other than Directors and officers to receive specified stock, which, in respect to those awards, said officer or officers shall then have all authority that the Committee would have.

Subject to the terms of our Prior Plans, the Committee has the authority to determine the terms of awards, including recipients, the exercise price or strike price of stock awards, if any, the number of shares of Common Stock subject to each stock award, the fair market value of a share of our Common Stock, the vesting schedule applicable to the awards, together with any vesting acceleration, the form of consideration, if any, payable upon exercise or settlement of the stock award and the terms and conditions of the award agreements for use under the Prior Plans. The Committee has the power to modify outstanding awards under the Prior Plans, subject to the terms of the Prior Plans and applicable law. Subject to the terms of our Prior Plans, the Committee has the authority to reprice any outstanding option or stock appreciation right, cancel and re-grant any outstanding option or stock appreciation right in exchange for new stock awards, cash or other consideration, or take any other action that is treated as a repricing under generally accepted accounting principles, with the consent of any adversely affected participant.

Stock Options

Stock options may be granted under the Prior Plans. The exercise price of options granted under our Prior Plans must at least be equal to the fair market value of our Common Stock on the date of grant. The term of an ISO may not exceed 10 years, except that with respect to any participant who owns more than 10% of the voting power of all classes of our outstanding stock, the term must not exceed 5 years and the exercise price must equal at least 110% of the fair market value on the grant date. The Committee will determine the methods of payment of the exercise price of an option, which may include cash, shares of Common Stock or other property acceptable to the Committee, as well as other types of consideration permitted by applicable law. No single participant may receive more than 25% of the total options awarded in any single year. Subject to the provisions of our Prior Plans, the Committee determines the other terms of options.

Performance Shares

Performance shares may be granted under our Prior Plans. Performance shares are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest. The Committee will establish organizational or individual performance goals or other vesting criteria in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance shares to be paid out to participants. After the grant of a performance share, the Committee, in its sole discretion, may reduce or waive any performance criteria or other vesting provisions for such performance shares. The Committee, in its sole discretion, may pay earned performance units or performance shares in the form of cash, in shares of Common Stock or in some combination thereof, per the terms of the agreement approved by the Committee and delivered to the participant. Such agreement will state all terms and condition of the agreement.

Restricted Stock

The terms and conditions of any restricted stock awards granted to a participant will be set forth in an award agreement and, subject to the provisions in the Prior Plans, will be determined by the Committee. Under a restricted stock award, we issue shares of our Common Stock to the recipient of the award, subject to vesting conditions and transfer restrictions that lapse over time or upon achievement of performance conditions. The Committee will determine the vesting schedule and performance objectives, if any, applicable to each restricted stock award. Unless the Committee determines otherwise, the recipient may vote and receive dividends on shares of restricted stock issued under our Prior Plans.

Other Share-Based Awards and Cash Awards

The Committee may make other forms of equity-based awards under our Prior Plans, including, for example, deferred shares, stock bonus awards and dividend equivalent awards. In addition, our Prior Plans authorizes us to make annual and other cash incentive awards based on achieving performance goals that are pre-established by our compensation committee.

Merger, Consolidation or Asset Sale

If the Company is merged or consolidated with another entity or sells or otherwise disposes of substantially all of its assets to another company while awards or options remain outstanding under the Prior Plans, unless provisions are made in connection with such transaction for the continuance of the Prior Plans and/or the assumption or substitution of such awards or options with new options or stock awards covering the stock of the successor company, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, then all outstanding options and stock awards which have not been continued, assumed or for which a substituted award has not been granted shall, whether or not vested or then exercisable, unless otherwise specified in the relevant agreements, terminate immediately as of the effective date of any such merger, consolidation or sale.

Change in Capitalization

If the Company shall effect a subdivision or consolidation of shares of Common Stock or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of Common Stock outstanding, without receiving consideration therefore in money, services or property, then awards amounts, type, limitations, and other relevant consideration shall be appropriately and proportionately adjusted. The Committee shall make such adjustments, and its determinations shall be final, binding and conclusive.

Prior Plan Amendment or Termination

Our Board has the authority to amend, suspend, or terminate our Prior Plans, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Each of the Prior Plans will terminate ten years after the earlier of (i) the date that each such Prior Plan is adopted by the Board, or (ii) the date that each such Prior Plan is approved by the Stockholders, except that awards that are granted under the applicable Prior Plan prior to its termination will continue to be administered under the terms of the that Prior Plan until the awards terminate, expire or are exercised.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Except for the below, from January 1, 2019 through the date of this Proxy Statement, we have not been a party to any transaction or proposed transaction in which the amount involved in the transaction exceeds the lesser of  $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation which are described elsewhere in this Proxy Statement.

Agreements with Jesus Quintero and Affiliates of Jesus Quintero

On December 15, 2020, the Company entered into a settlement agreement (the “Settlement Agreement”) with JDE Development, LLC (“JDE”), a Florida limited liability company wholly-owned and managed by Jesus Quintero, the Company’s Chief Financial Officer, in connection with the outstanding sum of $89,143.50 due to JDE for the services of Jesus Quintero as the Chief Financial Officer of the Company pursuant to that certain CFO Services Agreement entered into as of April 1, 2018, by and between the Company and Jesus Quintero. Pursuant to the Settlement Agreement, the Company agreed to pay JDE $25,000 (the “Cash Settlement”) and to enter into a convertible note with JDE in the principal amount of $64,143 (the “Note”). In addition, both parties agreed, on behalf of themselves, their past and present shareholders, members, directors, employees, managers, parents, affiliates, subsidiaries, principals, officers, related entities, assigns and successors, to irrevocably and fully release each other, and their respective past and present shareholders, members, directors, employees, managers, parents, affiliates, subsidiaries, principals, officers, related entities, assigns and successors, from any and all claims and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever at law or in equity, upon or by reason of any matter, cause or thing of any nature whatsoever, including but not limited to claims related to sums payable by the Company to JDE.

In accordance with the Settlement Agreement, (i) on December 23, 2020, the Company paid JDE the Cash Settlement, and (ii) on December 15, 2020 the Company entered into the Note with JDE for a principal amount of $64,143.15. The Note had a maturity date of June 15, 2021 and accrued interest at a rate of twelve percent annually.

On December 23, 2020, the Company entered into an exchange agreement with JDE, pursuant to which the Company exchanged the Note, for 3.20716 shares of its Series Y Preferred Stock. On January 11, 2021, the Company issued such shares of Series Y Preferred Stock to JDE. Each share of Series Y Preferred Stock has a stated value of $20,000 and is convertible into 10,000,000 shares of the Company’s Common Stock, subject to certain adjustments. The shares of Series Y Preferred Stock are not convertible to the extent that (i) the Company’s Certificate of Incorporation has not been amended to increase the number of authorized shares of Common Stock of the Company, or (ii) the holder (together with such holder’s affiliates) would beneficially own in excess of 4.99% of the shares of Common Stock outstanding immediately after giving effect to such conversion (which provision may be increased to a maximum of 9.99% by the holder by written notice from such holder to the Company, which notice shall be effective 61 calendar days after the date of such notice). As of the date of this Proxy Statement such shares of Series Y Preferred Stock are outstanding.

PROPOSAL TWO:

APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO

INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK TO 1,200,000,000 SHARES

FROM 500,000,000 SHARES

Our Board of Directors has approved, subject to Stockholder approval, by written consent in lieu of a meeting, an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company from 500,000,000 shares to 1,200,000,000 shares (the “Increase in Authorized”). The Increase in Authorized will become effective upon the filing of an amendment to our Certificate of Incorporation with the Secretary of State of Delaware (the “Stock Increase Amendment”). The form of Stock Increase Amendment to be filed with the Secretary of State of the State of Delaware is set forth as Appendix A (subject to any changes required by applicable law).

The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock will reduce the current Stockholders’ percentage ownership interest in the total outstanding shares of Common Stock. The relative rights and limitations of the shares of Common Stock will remain unchanged under the Stock Increase Amendment.

This Common Stock increase and the creation of additional shares of authorized Common Stock will not by itself alter the current number of issued shares. However, the approval of the Stock Increase Amendment will allow the Company to fulfill contractual obligations pursuant to certain outstanding debt and convertible securities of the Company, some of which are in default. The Company intends to pair the Increase in Authorized with one or more Reverse Stock Splits (see Proposal Number Three) in order to meet its contractual obligations and retain enough flexibility for future corporate actions. If the Stock Increase Amendment is not approved by our Stockholders, we will take further measures pursuant to our contractual obligations to increase our number of authorized shares of Common Stock, including the issuance of super-majority voting preferred stock to Isaac Dietrich, our Chief Executive Officer. In addition, if the Stock Increase Amendment is not authorized in a timely manner, the Company may begin to accrue penalties under certain outstanding agreements until such time as the Company is able to increase its number of authorized shares of Common Stock, and our future financing alternatives will be severely limited by the lack of unissued and unreserved authorized shares of Common Stock. If the Company does not have unissued and unreserved authorized shares of Common Stock sufficient to fulfill existing obligations and facilitate future offerings of our equity and convertible debt securities, the Company may be unable to raise the amount of working capital needed to continue operations.

The newly authorized shares of Common Stock would be issuable for any proper corporate purpose, including issuances of shares of Common Stock (which may be in lieu of cash payments) to settle our obligations on our outstanding convertible securities, future acquisitions, investment opportunities, capital raising transactions of equity or convertible debt securities, stock splits, stock dividends, issuance under current or future equity compensation plans, employee stock plans and savings plans or for other corporate purposes.

Reasons for the Increase in Authorized

The Board believes that the availability of additional authorized shares of Common Stock is required, among other things: (i) to avoid defaulting upon its obligations to satisfy certain covenants in its securities and debt instruments which, among other things, require that the Company maintain a certain reserve of authorized, but unissued shares of Common Stock; (ii) to allow for the conversion of certain of the Company’s debt instruments and convertible securities that are convertible into shares of the Company’s Common Stock; (iii) to provide the Company with additional authorized shares of Common Stock for additional flexibility to issue Common Stock for a variety of general corporate purposes as the Board may determine to be desirable including, without limitation, future financings, investment opportunities, acquisitions, or other distributions and stock splits; and (iv) to provide for shares to underlie our 2021 Plan, which is subject to Stockholder approval (see Proposal Number Four) and under which awards will only be available to the extent that there are enough shares of Common Stock; and (v) as a result of our recent financing and proposed equity exchanges, as reported in more detail in our filings with the SEC and as further described below.

Contractual Obligations due to the issuance of Series X Preferred Stock

The Company has certain contractual obligations to effect the Stock Increase Amendment pursuant to its agreements with holders of the Company’s Series X Convertible Preferred Stock, par value $0.0001 per share (the “Series X Preferred Stock”), and pursuant to the Certificate of Designations, Preferences and Rights of the Series X Convertible Preferred Stock (the “Series X COD”).

To date, the Company has issued 22.29 shares of Series X Preferred Stock, pursuant to securities purchase agreements (each a “Series X Purchase Agreement”) with accredited investors. Each share of Series X Preferred Stock is convertible into 10,000,000 shares of Common Stock, subject to certain adjustments. Until the filing and effectiveness of the Stock Increase Amendment, the Series X Preferred Stock is not convertible for any reason. A holder of Series X Preferred Stock also does not have the right to convert any portion of the Series X Preferred Stock to the extent that, after giving effect to the conversion, the holder, together with its affiliates, would beneficially own in excess of 4.99% (subject to adjustment to up to 9.99% solely at the holder’s discretion upon 61 days’ prior notice to the Company) of the number of shares of Common Stock outstanding immediately after giving effect to its conversion.

Pursuant to the Series X Purchase Agreements, the Company has agreed to take all necessary corporate actions to increase its authorized shares of Common Stock in order to have sufficient authorized but unissued Common Stock to reserve and keep available at all times a number of shares of Common Stock equal the number of shares of Common Stock issuable upon conversion of the Series X Preferred Shares (subject to adjustment for stock splits and dividends, combinations and similar events) (the “Reserve Ratio”).

In addition, pursuant to the Certificate of Designations, Preferences and Rights of the Series X Convertible Preferred Stock (the “Series X COD”), so long as any shares of Series X Preferred Stock remain outstanding, and upon the effectiveness of the Stock Increase Amendment, the Company shall at all times reserve at least two (2) times the number of shares of Common Stock as shall from time to time be necessary to effect the conversion of all of the shares of Series X Preferred Stock then outstanding (without regard to any limitations on conversions).

Pursuant to the Series X Purchase Agreements, if the Company at any time fails to meet this Reserve Ratio requirement within 45 days after written notice from a purchaser of Series X Preferred Stock, it shall pay such purchaser partial liquidated damages equal to $500 per day for each $100,000 of such purchaser’s subscription amount and covenants to issue to Isaac Dietrich, our Chief Executive Officer and sole director, a series of preferred stock which contains the power to vote a number of votes equal to 51% of the number of votes eligible to vote at any special or annual meeting of the Company’s Stockholders (with the power to take action by written consent in lieu of a stockholders meeting) for the sole purpose of amending the Company’s Certificate of Incorporation to increase its authorized Common Stock.

The descriptions of the form of Series X Purchase Agreement, the Series X Preferred Stock and the Series X COD were previously disclosed in Part II, Item 5 of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020, which was filed with the Securities and Exchange Commission on December 18, 2020.

In addition, while any of the shares of Series X Preferred Stock remain outstanding, should the Company not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon conversion of the Series X at least a number of shares of Common Stock equal to the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Corporation’s authorized shares of Common Stock to an amount sufficient to allow the Corporation to reserve the Required Reserve Amount for the Series X then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than one hundred and twenty (120) days after the occurrence of such Authorized Share Failure, the Corporation shall use its best efforts to hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Corporation shall provide each stockholder with a proxy statement and shall use its best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its Board of Directors to recommend to the stockholders that they approve such proposal. In lieu of a meeting of stockholders, the Corporation may effect such action by written consent in accordance with Section 14(c) of the 1934 Act. Except as provided in the first sentence of Section 11(a), in the event that the Corporation is prohibited from issuing shares of Common Stock to a Holder upon any conversion due to the failure by the Corporation to have sufficient shares of Common Stock available out of the authorized but unissued shares of Common Stock (such unavailable number of shares of Common Stock, the “Authorized Failure Shares”), in lieu of delivering such Authorized Failure Shares to such Holder, the Corporation shall pay cash in exchange for the redemption of such portion of the Conversion Amount convertible into such Authorized Failure Shares at a price equal to the sum of (i) the product of (x) such number of Authorized Failure Shares and (y) the average of the Closing Sale Price of the Common Stock based upon the five (5) Trading Days during the period commencing on the date such Holder delivers the applicable Conversion Notice with respect to such Authorized Failure Shares to the Corporation and ending on the date of such issuance under this Section 12(b). Nothing contained in this Section shall limit any obligations of the Corporation under any provision of the Transaction Documents

Contractual Obligations due to the issuance of Series Y Preferred Stock

The Company has certain contractual obligations to effect the Stock Increase Amendment pursuant to its agreements with holders of the Company’s Series Y Convertible Preferred Stock, par value $0.0001 per share (the “Series Y Preferred Stock”), and pursuant to the Certificate of Designations, Preferences and Rights of the Series Y Convertible Preferred Stock (the “Series Y COD”).

To date, the Company has issued 720.515674 shares of Series Y Preferred Stock, pursuant to exchange agreements (each a “Series Y Exchange Agreement”) with accredited investors. Each share of Series Y Preferred Stock is convertible into 10,000,000 shares of Common Stock, subject to certain adjustments. Until the filing and effectiveness of the Stock Increase Amendment, the Series Y Preferred Stock is not convertible for any reason. A holder of Series Y Preferred Stock also does not have the right to convert any portion of the Series Y Preferred Stock to the extent that, after giving effect to the conversion, the holder, together with its affiliates, would beneficially own in excess of 4.99% (subject to adjustment to up to 9.99% solely at the holder’s discretion upon 61 days’ prior notice to the Company) of the number of shares of Common Stock outstanding immediately after giving effect to its conversion.

Pursuant to the Series Y Purchase Agreements, the Company has agreed to take all necessary corporate actions to increase its authorized shares of Common Stock in order to have sufficient authorized but unissued Common Stock to reserve and keep available at all times a number of shares of Common Stock equal the number of shares of Common Stock issuable upon conversion of the Series Y Preferred Shares (subject to adjustment for stock splits and dividends, combinations and similar events) (the “Reserve Ratio”).

In addition, pursuant to the Certificate of Designations, Preferences and Rights of the Series Y Convertible Preferred Stock (the “Series Y COD”), so long as any shares of Series Y Preferred Stock remain outstanding, and upon the effectiveness of the Stock Increase Amendment, the Company shall at all times reserve at least two (2) times the number of shares of Common Stock as shall from time to time be necessary to effect the conversion of all of the shares of Series Y Preferred Stock then outstanding (without regard to any limitations on conversions).

Pursuant to the Series Y Purchase Agreements, if the Company at any time fails to meet this Reserve Ratio requirement within 45 days after written notice from a purchaser of Series Y Preferred Stock, it shall pay such purchaser partial liquidated damages equal to $500 per day for each $100,000 of such purchaser’s subscription amount and covenants to issue to Isaac Dietrich, our Chief Executive Officer and sole director, a series of preferred stock which contains the power to vote a number of votes equal to 51% of the number of votes eligible to vote at any special or annual meeting of the Company’s Stockholders (with the power to take action by written consent in lieu of a stockholders meeting) for the sole purpose of amending the Company’s Certificate of Incorporation to increase its authorized Common Stock.

The descriptions of the form of Series Y Purchase Agreement, the Series Y Preferred Stock and the Series Y COD were previously disclosed in Part II, Item 5 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the Securities and Exchange Commission on April 15, 2021.

In addition, while any of the shares of Series Y Preferred Stock remain outstanding, should the Company not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon conversion of the Series Y at least a number of shares of Common Stock equal to the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Corporation’s authorized shares of Common Stock to an amount sufficient to allow the Corporation to reserve the Required Reserve Amount for the Series Y then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than one hundred and twenty (120) days after the occurrence of such Authorized Share Failure, the Corporation shall use its best efforts to hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Corporation shall provide each stockholder with a proxy statement and shall use its best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its Board of Directors to recommend to the stockholders that they approve such proposal. In lieu of a meeting of stockholders, the Corporation may effect such action by written consent in accordance with Section 14(c) of the 1934 Act. Except as provided in the first sentence of Section 11(a), in the event that the Corporation is prohibited from issuing shares of Common Stock to a Holder upon any conversion due to the failure by the Corporation to have sufficient shares of Common Stock available out of the authorized but unissued shares of Common Stock (such unavailable number of shares of Common Stock, the “Authorized Failure Shares”), in lieu of delivering such Authorized Failure Shares to such Holder, the Corporation shall pay cash in exchange for the redemption of such portion of the Conversion Amount convertible into such Authorized Failure Shares at a price equal to the sum of (i) the product of (x) such number of Authorized Failure Shares and (y) the average of the Closing Sale Price of the Common Stock based upon the five (5) Trading Days during the period commencing on the date such Holder delivers the applicable Conversion Notice with respect to such Authorized Failure Shares to the Corporation and ending on the date of such issuance under this Section 12(b). Nothing contained in this Section shall limit any obligations of the Corporation under any provision of the Transaction Documents

Effects of the Stock Increase Amendment

Following the filing of the Stock Increase Amendment with the Delaware Secretary of State, we will have the authority to issue 700,000,000 additional shares of Common Stock. These shares of Common Stock may be issued without Stockholder approval at any time, in the sole discretion of our Board of Directors. The authorized and unissued shares of Common Stock may be issued for cash or for any other purpose that is deemed in the best interests of the Company. In addition, the Stock Increase Amendment could have a number of effects on the Company’s Stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares of Common Stock.

Potential Risks and Adverse Effects of the Stock Increase Amendment

The Stock Increase Amendment will dramatically increase the number of authorized shares of Common Stock. A large amount of available shares of Common Stock could have adverse consequences, including but not limited to if the price of our Common Stock decreases, we may be required to issue a large number of shares of Common Stock to raise capital.

Future issuances of Common Stock or securities convertible into Common Stock will have a significant dilutive effect on the earnings per share, book value per share, voting power and percentage interest of holdings of current Stockholders. If the Stock Increase Amendment is approved, our Stockholders will experience significant dilution as a result of shares of Common Stock being issued pursuant to our outstanding convertible securities, including our outstanding convertible preferred stock. Further, due to our need to raise additional capital in order to fund continuing operations, our Stockholders will also experience significant dilution as a result of shares of Common Stock being issued in connection with future financings that the Company may complete.

The Board cannot predict the effect of the Stock Increase Amendment upon the market price for our shares of Common Stock. The table below illustrates the number of shares of Common Stock authorized for issuance following the Increase in Authorized and the number of unreserved shares of Common Stock available for future issuance following the Increase in Authorized. The information in the following table is based on 499,871,337 shares of Common Stock issued and outstanding as of July 7, 2021, 128,663 shares reserved for future issuance as of July 7, 2021 and 128,663 shares reserved for future issuance as of July 7, 2021 assuming conversion of all convertible securities of the Company.

Number of Shares of Common Stock Issued and Outstanding Pre-Increase in Authorized	Approximate Number of Unreserved Shares of Common Stock Available for Future Issuance	Approximate Number of Shares of Common Stock Issued and Outstanding Post- Increase in Authorized (1)	Approximate Number of Unreserved Shares of Common Stock Available for Future Issuance Assuming Conversion of all Outstanding Convertible Securities Post- Increase in Authorized
499,871,337	0	499,871,337	0

(1)	the Stock Increase Amendment would increase the amount of authorized shares of Common Stock the Company may issue to 1,200,000,000 shares. Therefore, the number of available shares in this column will contemplate 1,200,000,000 shares of Common Stock available.

Potential Anti-Takeover Effect

The increase could have an anti-takeover effect, in that additional shares of Common Stock could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares of Common Stock could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent Stockholders. Similarly, the issuance of additional shares of Common Stock to certain persons allied with the Company’s management could have the effect of making it more difficult to remove the Company’s current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device. The Stock Increase Amendment has been prompted by business and financial considerations. The Stock Increase Amendment will not by itself change the number of shares of Common Stock issued nor will it change the rights of current holders of the Company’s Common Stock.

Procedure for Implementing the Stock Increase Amendment

The increase in authorized Common Stock will become effective upon the filing or such later time as specified in the filing of the Stock Increase Amendment with the Delaware Secretary of State. The form of the Stock Increase Amendment is attached hereto as Appendix A. The exact timing of the filing of the Stock Increase Amendment will be determined by our Board of Directors based on its evaluation as to when such action will be the most advantageous to the Company and our Stockholders.

Vote Required

The affirmative vote of a majority of the outstanding Shares entitled to vote thereon is required to approve an amendment to the Company’s Certificate of Incorporation to effect the Stock Increase Amendment.

THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE STOCK INCREASE AMENDMENT.

PROPOSAL THREE:

GRANT OF AUTHORITY FOR ONE OR MORE REVERSE SPLITS OF THE COMPANY’S COMMON STOCK

Our Board of Directors has approved, subject to Stockholder approval, by written consent in lieu of a meeting, a proposal to amend our Certificate of Incorporation to effect one or more Reverse Stock Splits of all our outstanding shares of Common Stock, at a ratio between 1-for-2 and 1-for-1,000, to be determined at the discretion of the Board, subject to the Board’s discretion to abandon such amendment. If this proposal is approved, the Board may decide not to effect any Reverse Stock Splits if it determines that it is not in the best interests of the Company to do so. The Board does not currently intend to seek re-approval of a Reverse Stock Split for any delay in implementing a Reverse Stock Split unless twelve months have passed from the date of the Record Date (the “Authorized Period”). If the Board determines to implement on or more Reverse Stock Split, such Reverse Stock Split will become effective upon filing a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware or at such later date specified therein.

The text of the proposed Certificate of Amendment to our Certificate of Incorporation to effect a Reverse Stock Split is included as Appendix B to this Proxy Statement (subject to any changes required by applicable law and provided that, since Proposals Number Two and this Proposal Number Three will result in changes to the Certificate of Incorporation, the Company may file one or more amendments with the Delaware Secretary of State to effect multiple approved proposals).

Approval of the proposal would permit (but not require) our Board of Directors to effect one or more reverse stock splits of our issued and outstanding Common Stock by a ratio of not less than 1-for-2 and not more than 1-for-1,000, with the exact ratio to be set at a number within this range as determined by our Board of Directors in its sole discretion, provided that (X) the Company shall not effect Reverse Stock Splits that, in the aggregate, exceed 1-for-1,000, and (Y) any Reverse Stock Split is completed no later than the first anniversary of the Record Date. We believe that enabling our Board of Directors to set the ratio within the stated range will allow the Company to have the flexibility to meets its obligations and provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our Stockholders. In determining a ratio, if any, our Board of Directors may consider, among other things, factors such as:

●	the number of shares of Common Stock the Company is obligated to issue or reserve pursuant to any convertible securities of the Company, including shares of convertible preferred stock;

●	The aggregate amount of shares that may be reserved under the 2021 Plan;

●	the initial or continuing listing requirements of various stock exchanges;

●	the historical trading price and trading volume of our Common Stock;

●	the number of shares of our Common Stock issued and outstanding;

●	the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock; and

●	prevailing general market and economic conditions.

Our Board reserves the right to elect to abandon a Reverse Stock Split, including any or all proposed reverse stock split ratios, if it determines, in its sole discretion, that a Reverse Stock Split is no longer in the best interests of the Company and its Stockholders.

Depending on the ratio for the Reverse Stock Splits determined by our Board of Directors, if any, no less than two and no more than one hundred shares of existing Common Stock, as determined by our Board of Directors, will be combined into one share of Common Stock. The Company shall not effect Reverse Stock Splits that, in the aggregate, exceed 1-for-1,000. The Company shall pay Stockholders the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined. An amendment to our Certificate of Incorporation to effect a Reverse Stock Split, if any, will include only the reverse split ratio determined by our Board of Directors at that time to be in the best interests of our Stockholders.

Reasons for the Reverse Stock Splits; Potential Consequences of the Reverse Stock Splits

The Company’s primary reason for approving and recommending one or more Reverse Stock Splits is to: (1) have enough shares to fulfill contractual obligations pursuant to certain outstanding debt and convertible securities of the Company, some of which are in default; (2) make the Common Stock more attractive to certain institutional investors which would provide for a stronger investor base; and (3) decrease our Delaware annual franchise tax, which may be calculated based upon the number of issued shares.

The Company intends to pair one or more Reverse Stock Splits with the Increased in Authorized (see Proposal Number Two) in order to meet its contractual obligations and retain enough flexibility for future corporate actions. Even if the Company were to effectuate the Authorized Stock Increase, the Company would also need to effect one or more Reverse Stock Splits: (i) in order to comply with its obligations to satisfy certain covenants in its outstanding convertible securities and preferred stock which, among other things, require that the Company maintain a certain reserve of authorized, but unissued shares of Common Stock; (ii) to allow for the conversion of certain of the Company’s outstanding convertible securities, including the Company’s convertible preferred stock that are convertible into shares of Common Stock; (iii) to provide for additional authorized shares of Common Stock to provide the Company with additional flexibility to issue Common Stock for a variety of general corporate purposes as the Board may determine to be desirable including, without limitation, future financings, investment opportunities, acquisitions, or other distributions and stock splits; and (iv) to provide for shares to underlie our 2021 Plan, which is subject to Stockholder approval (see Proposal Number Four) and under which awards will only be available to the extent that there are enough shares of Common Stock available.

Reducing the number of issued shares of Common Stock may, absent other factors, increase the per share market price of the Common Stock. The Company believes that the Reverse Stock Splits may make its Common Stock more attractive to a broader range of investors, as it believes that the current market price of the Common Stock may prevent certain institutional investors, professional investors and other members of the investing public from purchasing stock. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Furthermore, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of Common Stock can result in individual Stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher. The Company believes that the Reverse Stock Splits will make the Common Stock a more attractive and cost effective investment for many investors, which in turn would enhance the liquidity of the holders of Common Stock.

However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock. As a result, there can be no assurance that the Reverse Stock Splits, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Splits or that the market price of our Common Stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our Common Stock after any Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before any Reverse Stock Split. Accordingly, the total market capitalization of our Common Stock after any Reverse Stock Split may be lower than the total market capitalization before such Reverse Stock Split.

In addition, as a Delaware corporation, we are required to pay an annual Delaware franchise tax which is calculated based upon several variables, including a company’s number of total outstanding shares as compared to the company’s number of authorized shares of capital stock. We believe that a decrease in the number of outstanding shares as a result of any Reverse Stock Split may decrease our annual Delaware franchise tax liability; however, no assurance can be given that the decrease in outstanding shares will decrease our annual Delaware franchise tax liability.

Procedure for Implementing a Reverse Stock Split

A Reverse Stock Split would become effective upon the filing or such later time as specified in the filing (the “Effective Time”) of a Certificate of Amendment to our Certificate of Incorporation with the Delaware Secretary of State. The form of a Certificate of Amendment to our Certificate of Incorporation effecting a Reverse Stock Split is attached hereto as Appendix B. The exact timing of the filing of the Certificate of Amendment that would effectuate the Reverse Stock Split would be determined by our Board based on its evaluation as to when such action will be the most advantageous to the Company and our Stockholders. In addition, our Board would reserve the right, without further action by the Stockholders, to elect not to proceed with a Reverse Stock Split if, at any time prior to filing a Certificate of Amendment to the Company’s Certificate of Incorporation to effect a Reverse Stock Split, our Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our Stockholders to proceed with a Reverse Stock Split. Our Board will only have authority to file with the Delaware Secretary of State a Certificate of Amendment effecting a Reverse Stock Split within one year from the Record Date.

Effect of the Reverse Stock Split on Holders of Outstanding Common Stock

Depending on the ratio for the Reverse Stock Splits determined by our Board, a minimum of two and a maximum of one hundred shares in aggregate of existing Common Stock will be combined into one new share of Common Stock. The table below, which except for the final column does not take into account the Stock Increase Amendment, illustrates the number of shares of Common Stock authorized for issuance following different Reverse Stock Splits, the approximate number of shares of Common Stock that would remain outstanding following each such Reverse Stock Split, and the number of unreserved shares of Common Stock available for future issuance following each such Reverse Stock Split. The examples in the table below for Reverse Stock Splits range from 1-for-2, to 1-for-1,000, which is the aggregate ratio allowed under this proposal. Any other ratios selected within such range would result in a number of shares of Common Stock issued and outstanding following the transaction between 249,935,668 and 499,871 shares. The information in the following table is based on 499,871,337 shares of Common Stock issued and outstanding as of July 7, 2021, 128,663 shares reserved for future issuance as of July 7, 2021, and 0 shares reserved for future issuance as of July 7, 2021 assuming conversion of all convertible securities of the Company.

Proposed Ratio	Number of authorized shares of Common Stock (1)	Approximate Number of Shares of Common Stock Issued and Outstanding Post-Reverse Stock Split	Approximate Number of Unreserved Shares of Common Stock Available for Future Issuance Assuming Conversion of all Outstanding Convertible Securities Post-Stock Increase Amendment (1)
1-for-2	1,200,000,000	249,935,668	-
1-for-100	1,200,000,000	4,998,713	1,113,613,951
1-for-1,000	1,200,000,000	499,871	1,191,361,395

(1)	the Stock Increase Amendment would increase the amount of authorized shares of Common Stock the Company may issue to 1,200,000,000 shares. Therefore, the number of available shares in this column will contemplate 1,200,000,000 shares of Common Stock available.

The actual number of shares of Common Stock issued and outstanding after giving effect to a Reverse Stock Split, if implemented, will depend on the Reverse Stock Split ratio and the number of Reverse Stock Splits, if any, that are ultimately determined by our Board.

Any Reverse Stock Splits will affect all holders of our Common Stock uniformly and will not affect any Stockholder’s percentage ownership interest in the Company, except as described below in “Fractional Shares.” Record holders of Common Stock otherwise entitled to a fractional share as a result of a Reverse Stock Split will receive the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined.

In the event the Company effectuates one or more Reverse Stock Splits, the Company will be able to issue substantially more Common Stock. Future issuances of Common Stock or securities convertible into Common Stock will have a significant dilutive effect on the earnings per share, book value per share, voting power and percentage interest of holdings of current Stockholders. If a Reverse Stock Split is effected, our Stockholders will experience significant dilution as a result of shares of Common Stock being issued pursuant to our outstanding convertible securities, including our outstanding convertible preferred stock. Further, due to our need to raise additional capital in order to fund continuing operations, our Stockholders will also experience significant dilution as a result of shares of Common Stock being issued in connection with future financings that the Company may complete.

The Reverse Stock Splits may result in some Stockholders owning “odd lots” of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the Effective Time, our Common Stock will have a new Committee on Uniform Securities Identification Procedures (CUSIP) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below. After the Reverse Stock Splits, we will continue to be subject to the periodic reporting and other requirements of the Exchange Act. Unless we list our Common Stock on an exchange, bid and ask prices for our Common Stock will continue to be quoted on the OTC Pink under the symbol “MSRT.”

After the effective time of the Reverse Stock Splits, the post-split market price of our Common Stock may be less than the pre-split price multiplied by the Reverse Stock Split ratio. In addition, a reduction in number of shares issued may impair the liquidity for our Common Stock, which may reduce the value of our Common Stock.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares of Common Stock following the implementation of the Reverse Stock Split(s), the Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act and the implementation of the proposed Reverse Stock Split(s) will not cause the Company to go private.

Authorized Shares of Common Stock

The Reverse Stock Splits will not change the number of authorized shares of the Company’s Common Stock under the Company’s Certificate of Incorporation; however, a separate proposal in this Proxy Statement would approve an amendment to our Certificate of Incorporation to increase our authorized shares of Common Stock to 1,200,000,000 from 500,000,000 shares. (See Proposal Number Two). Because the number of issued and outstanding shares of Common Stock will decrease, the number of shares of Common Stock remaining available for issuance will increase. Currently, under our Certificate of Incorporation, our authorized capital stock consists of 500,000,000 shares of Common Stock. The Company intends to use its authorized but unissued shares of Common Stock to comply with conversions pursuant to its outstanding convertible securities, including its convertible preferred stock. However, even if the Company were to effectuate the Authorized Stock Increase, the Company would also need to effect one or more Reverse Stock Splits: (i) in order to comply with its obligations to satisfy certain covenants in its outstanding convertible securities, including its convertible preferred stock which, among other things, require that the Company maintain a certain reserve of authorized, but unissued shares of Common Stock; (ii) to allow for the conversion of certain of the Company’s outstanding convertible securities that are convertible into shares of the Company’s Common Stock; (iii) to provide for additional authorized shares of Common Stock to provide the Company with additional flexibility to issue Common Stock for a variety of general corporate purposes as the Board may determine to be desirable including, without limitation, future financings, investment opportunities, acquisitions, or other distributions and stock splits; and (iv) to provide for shares to underlie our 2021 Plan, which is subject to Stockholder approval (see Proposal Number Four) and under which awards will only be available to the extent that there are enough shares of Common Stock available. Please see “Reasons for the Reverse Stock Splits; Potential Consequences of the Reverse Stock Splits” for more information.

By increasing the number of authorized but unissued shares of Common Stock, the Reverse Stock Splits could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board. For example, it may be possible for the Board to delay or impede a takeover or transfer of control of the Company by causing such additional authorized but unissued shares of Common Stock to be issued to holders who might side with the Board in opposing a takeover bid that the Board determines is not in the best interests of the Company or its Stockholders. The Reverse Stock Split therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts the Reverse Stock Splits may limit the opportunity for the Company’s Stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The Reverse Stock Splits may have the effect of permitting the Company’s current management, including the current Board, to retain its position, and place it in a better position to resist changes that the Company’s Stockholders may wish to make if they are dissatisfied with the conduct of the Company’s business. However, the Board is not aware of any attempt to take control of the Company and the Board of Directors has not approved the Reverse Stock Splits with the intent that they be utilized as a type of anti-takeover device.

Beneficial Holders of Common Stock (i.e. Stockholders who hold in street name)

Upon the implementation of a Reverse Stock Split, we intend to treat shares held by Stockholders through a bank, broker, custodian or other nominee in the same manner as registered Stockholders whose shares of Common Stock are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect a Reverse Stock Split for their beneficial holders holding our Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered Stockholders for processing the Reverse Stock Split. Stockholders who hold shares of our Common Stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e. Stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These Stockholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Stockholders who hold shares of Common Stock electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split Common Stock, subject to adjustment for treatment of fractional shares.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of our Common Stock in certificated form will be sent a transmittal letter by our transfer agent after the effective time of the Stock Split. The letter of transmittal will contain instructions on how a Stockholder should surrender his, her or its certificate(s) representing shares of our Common Stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split Common Stock (the “New Certificates”). No New Certificates will be issued to a Stockholder until such Stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No Stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Stockholders will then receive a New Certificate(s) representing the number of whole shares of Common Stock that they are entitled as a result of a Reverse Stock Split, subject to the treatment of fractional shares described below. Until surrendered, we will deem outstanding Old Certificates held by Stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split Common Stock to which these Stockholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

The Company expects that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. No service charges will be payable by holders of shares of Common Stock in connection with the exchange of certificates. All of such expenses will be borne by the Company.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

The Company does not currently intend to issue fractional shares of Common Stock in connection with any Reverse Stock Split. Therefore, the Company does not expect to issue certificates representing fractional shares of Common Stock. The Board will arrange for the disposition of fractional interests by Stockholders entitled thereto by paying, in cash, the fair value of fractions of a share of Common Stock as of the time when those entitled to receive such fractions are determined.

If the Board determines to pay, in cash, the fair value of fractions of a share of Common Stock as of the time when those entitled to receive such fractions are determined, Stockholders who would otherwise hold fractional shares because the number of shares of Common Stock they hold before a Reverse Stock Split is not evenly divisible by the ratio ultimately selected by the will be entitled to receive cash (without interest or deduction) in lieu of such fractional shares from either: (i) the Company, upon receipt by the transfer agent of a properly completed and duly executed transmittal letter and, where shares of Common Stock are held in certificated form, upon due surrender of any certificate previously representing a fractional share, in an amount equal to such holder’s fractional share based upon the volume weighted average price of the Common Stock as reported on The OTC Pink Market, or other principal market of the Common Stock, as applicable, as of the date such Reverse Stock Split is effected; or (ii) the transfer agent, upon receipt by the transfer agent of a properly completed and duly executed transmittal letter and, where shares of Common Stock are held in certificated form, the surrender of all old certificate(s), in an amount equal to the proceeds attributable to the sale of such fractional shares following the aggregation and sale by the transfer agent of all fractional shares otherwise issuable. If the Board of Directors determines to dispose of fractional interests pursuant to clause (ii) above, the Company expects that the transfer agent would conduct the sale in an orderly fashion at a reasonable pace and that it may take several days to sell all of the aggregated fractional shares of Common Stock. In this event, such holders would be entitled to an amount equal to their pro rata share of the proceeds of such sale. The Company will be responsible for any brokerage fees or commissions related to the transfer agent’s open market sales of shares of Common Stock that would otherwise be fractional shares.

The ownership of a fractional share interest in a share of Common Stock following a Reverse Stock Split will not give the holder any voting, dividend or other rights, except the right to receive the cash payment, as described above.

Stockholders should be aware that, under the escheat laws of various jurisdictions, sums due for fractional interests that are not timely claimed after the effective time of a Reverse Stock Split may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by the Company or the transfer agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, if applicable, Stockholders otherwise entitled to receive such funds, but who do not receive them due to, for example, their failure to timely comply with the transfer agent’s instructions, will have to seek to obtain such funds directly from the state to which they were paid.

Effect of the Reverse Stock Split(s) on Employee Plans, Options, Restricted Stock Awards and Units, Warrants, Convertible or Exchangeable Securities, and Preferred Stock.

Based upon the applicable Reverse Stock Split ratio determined by the Board of Directors, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares of Common Stock issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities, including any preferred stock, entitling the holders to purchase, exchange for, or convert into, shares of Common Stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following such Reverse Stock Split as was the case immediately preceding such Reverse Stock Split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares. The number of shares of Common Stock reserved for issuance pursuant to these securities will be proportionately based upon the Reverse Stock Split ratio determined by the Board, subject to our treatment of fractional shares. In the event of a Reverse Stock Split, the maximum number of shares that can be issued under the 2021 Plan (including the ISO share grant limit), the number of shares issued under the 2021 Plan and subject to each award, the exercise prices of outstanding awards, the maximum number of shares that are reserved under the 2021 Plan, and the number of shares available for issuance under the 2021 Plan, shall each be equitably and proportionately adjusted by the 2021 Plan Committee (as defined herein).

Accounting Matters

The proposed amendment to the Company’s Certificate of Incorporation will not affect the par value of our Common Stock per share, which will remain $0.001 par value per share.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split(s) to holders of our Common Stock.

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our Common Stock that is (i) a citizen or individual resident of the United States, (ii) a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust if (1) its administration is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all of its substantial decisions, or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person (a “U.S. holder”). This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. In addition, it does not purport to address all aspects of federal income taxation that may be relevant to Stockholders in light of their particular circumstances or to any Stockholder that may be subject to special tax rules, including without limitation: (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our Common Stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our Common Stock as “capital assets” (generally, property held for investment).

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split(s).

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this Proxy Statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split(s). There can be no assurance that the Internal Revenue Service will not take a contrary position to the tax consequences described herein or that such position will be sustained by a court. No opinion of counsel or ruling from the Internal Revenue Service has been obtained with respect to the U.S. federal income tax consequences of the Reverse Stock Split(s).

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT(S) IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

U.S. Holders

Based on the assumption that the Reverse Stock Split(s) will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(E) of the Code, and subject to the limitations and qualifications set forth in this discussion, the following is a general discussion of the U.S. federal income tax consequences relating to the Reverse Stock Split(s).

We believe that the Reverse Stock Split(s) should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, a U.S. holder generally should not recognize gain or loss on the Reverse Stock Split(s), except to the extent of cash, if any, received in lieu of a fractional share interest in post-Reverse Stock Split shares of Common Stock. The aggregate tax basis of the post-split shares of Common Stock received should be equal to the aggregate tax basis of the pre-split shares of Common Stock exchanged therefore (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-split shares of Common Stock received will include the holding period of the pre-split shares of Common Stock exchanged. U.S. holders should consult their tax advisors as to the application of the foregoing rules where shares of our Common Stock were acquired at different times or at different prices.

A holder of the pre-split shares of Common Stock who receives cash instead of a fractional share interest in post-Reverse Stock Split shares of Common Stock should be treated as having received the fractional share of Common Stock pursuant to such Reverse Stock Split and then as having exchanged the fractional share of Common Stock for cash in a redemption. In general, this deemed redemption will be treated as a sale or exchange, provided the redemption is not essentially equivalent to a dividend as discussed below. A U.S. holder receiving fractional shares of Common Stock generally should recognize gain or loss equal to the difference between the portion of the tax basis of the pre-split shares of Common Stock allocated to the fractional share interest and the cash received. Such gain or loss generally will be a capital gain or loss and will be short-term if the pre-split shares of Common Stock were held for one year or less and long-term if held more than one year. No gain or loss will be recognized by us as a result of the Reverse Stock Split(s).

The receipt of cash is “not essentially equivalent to a dividend” if the reduction in a U.S. holder’s proportionate interest in the Company resulting from the Reverse Stock Split(s) (taking into account for this purpose shares of our Common Stock which such U.S. holder is considered to own under certain attribution rules) is considered a “meaningful reduction” given such U.S. holder’s particular facts and circumstances. The Internal Revenue Service has ruled that a small reduction by a minority Stockholder whose relative stock interest is minimal and who exercises no control over the affairs of a corporation can satisfy this test. If the receipt of cash in lieu of a fractional share is not treated as capital gain or loss under the test just described, it will be treated first as ordinary dividend income to the extent of a U.S. holder’s ratable share of our current and accumulated earnings and profits, then as a tax-free return of capital to the extent of the portion of the U.S. holder’s adjusted tax basis of the pre-split shares of Common Stock that is allocable to such fractional share, and any remaining amount will be treated as capital gain. U.S. holders should consult their tax advisors as to application of the foregoing rules where they receive cash in lieu of a fractional share in the Reverse Stock Split(s).

Cash payments received by a U.S. holder of our Common Stock pursuant to the Reverse Stock Split(s) may be subject to information reporting, and may be subject to backup withholding if the U.S. holder fails to provide a valid taxpayer identification number and comply with certain certification procedures or otherwise establish an exemption from backup withholding. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of the person subject to backup withholding will be reduced by the amount of the tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is timely furnished to the Internal Revenue Service.

No Appraisal Rights

Under Delaware law and our charter documents, holders of our Common Stock will not be entitled to dissenter’s rights or appraisal rights with respect to any Reverse Stock Splits.

Vote Required

The affirmative vote of a majority of the outstanding Shares entitled to vote thereon is required to approve an amendment to the Company’s Certificate of Incorporation to approve the Reverse Stock Split.

THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE DISCRETIONARY AUTHORITY TO THE COMPANY’S BOARD OF DIRECTORS TO AMEND THE CERTIFICATE OF INCORPORATION TO EFFECT ONE OR MORE REVERSE STOCK SPLITS.

PROPOSAL FOUR:

APPROVAL OF THE COMPANY’S 2021 EQUITY INCENTIVE PLAN AND THE RESERVATION OF UP TO 50,000,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER

Summary

The Company’s 2021 Equity Incentive Plan (the “2021 Plan”) was adopted by the Board on July 1, 2021, and we are requesting approval of this new equity compensation plan because we need to be able to issue equity awards to service providers in order to motivate and retain such persons and to further align their interests with those of our Stockholders. The 2021 Plan will only become effective if approved by the Stockholders. If approved, the 2021 Plan will be effective immediately, subject to any restrictions on the issuance of awards under the 2021 Plan because of a lack of available or reserved shares of Common Stock to underlie such awards.

Having an adequate number of shares available for future equity compensation grants is necessary to promote our long-term success and the creation of Stockholder value by:

●	Enabling us to continue to attract and retain the services of key service providers who would be eligible to receive grants;

●	Aligning participants’ interests with Stockholders’ interests through incentives that are based upon the performance of our Common Stock; and

●	Motivating participants, through equity incentive awards, to achieve long-term growth in the Company’s business, in addition to short-term financial performance.

The 2021 Plan is identical to the Prior Plans, except for the number of shares of Common Stock reserved for issuance under each. The 2021 Plan will provide for the grant of incentive stock options (“ISOs”), non-qualified stock options (“NQSOs”), stock appreciation rights (“SARs”), other equity awards and/or cash awards to employees, directors and consultants. The 2021 Plan will remain in effect until the earlier of (i) July 1, 2031 and (ii) the date upon which the 2021 Plan is terminated pursuant to its terms, and in any event subject to the maximum share limit of the 2021 Plan.

On July 1, 2021, our Board adopted the 2021 Plan and authorized the reservation of up to 50,000,000 shares of Common Stock for issuance thereunder, subject to availability. To the extent that there are no authorized and unreserved shares of Common Stock available, the awards underlying the 2021 Plan will not be issuable until such time, and from time to time, as shares of Common Stock are available to be reserved and in such amounts as are available. Assuming all 50,000,000 shares become available and the Company may issue the full amount of awards under the 2021 Plan, the number of shares available for issuance under the 2021 Plan shall constitute approximately 10.00% of our issued and outstanding shares of Common Stock as of the Record Date. The 2021 Plan is intended to provide us with a sufficient number of shares to satisfy our equity grant requirements until our 2022 annual meeting of Stockholders, based on the current scope and structure of our equity incentive programs and the rate at which we expect to grant stock options, restricted stock, and/or other forms of equity compensation.

When approving the reservation of up to 50,000,000 shares of Common Stock issuable pursuant to the 2021 Plan, the Board considered a number of factors, including those set forth below:

●	Alignment with our Stockholders. Achieving superior, long-term results for our Stockholders remains one of our primary objectives. We believe that stock ownership enhances the alignment of the long-term economic interests of our employees and our Stockholders.

●	Attract, Motivate and Retain Key Employees. We compete for employees in a variety of geographic and talent markets and strive to maintain compensation programs that are competitive in order to attract, motivate and retain key employees. If we are unable to grant equity as part of our total compensation strategy, our ability to attract and retain all levels of talent we need to operate our business successfully would be significantly harmed.

●	Balanced Approach to Compensation. We believe that a balanced approach to compensation - using a mix of salaries, performance-based bonus incentives and long-term equity incentives (including performance based equity) encourages management to make decisions that favor long-term stability and profitability, rather than short-term results.

●	Burn Rate and Dilution. When deciding to adopt the 2021 Plan, the Board evaluated our projected need for equity grants over the next year, our expected burn rate of shares under the 2021 Plan and the dilutive impact of the proposed share allocation.

Burn rate is the rate at which a company is granting equity awards and is typically measured as the gross number of shares awarded as a percentage of our weighted average shares outstanding. We estimate that our projected annual burn rate will be 100%. The Board determined that our projected rate of equity compensation usage is reasonable and that the 2021 Plan should not need an additional increase of shares until July 31, 2023.

In addition, the Board considered whether the potential dilutive effect to Stockholders is reasonable. Dilution is typically calculated by adding the number of shares of Common Stock subject to outstanding awards plus shares of Common Stock available to grant plus the proposed additional shares, and expressing such sum as a percentage of the total number of diluted outstanding shares of Common Stock. The Board considered that dilution from the 2021 Plan would be approximately 10.00% and believes that this is an acceptable amount of dilution from the 2021 Plan.

After carefully considering each of these points, the Board believes the 2021 Plan is essential for our future success and encourages Stockholders to consider these points in voting to approve this proposal.

Set forth below is a summary of the 2021 Plan, which is qualified in its entirety by reference to the full text of the 2021 Plan, a copy of which is included as Appendix C to this Proxy Statement. If there is any inconsistency between the following summary of the 2021 Plan and Appendix C, the full text of the 2021 Plan included as Appendix C shall govern.

Key Features of the 2021 Plan

Certain key features of the 2021 Plan are summarized as follows:

●	If not terminated earlier by the Board, the 2021 Plan will terminate on July 1, 2031.

●	Up to a maximum aggregate of 50,000,000 shares of Common Stock may be issued under the 2021 Plan, subject to availability. The maximum number of shares that may be issued pursuant to the exercise of ISOs is also 50,000,000, subject to availability.

●	The 2021 Plan will generally be administered by the Board or a committee designated by the Board (the “2021 Plan Committee”). The Board may also designate a separate committee to make awards to employees who are not officers subject to the reporting requirements of Section 16 of the Exchange Act.

●	Employees, consultants and Board members are eligible to receive awards, provided that the 2021 Plan Committee has the discretion to determine (i) who shall receive any awards, and (ii) the terms and conditions of such awards.

●	Awards may consist of ISOs, NQSOs, restricted stock, SARs, other equity awards and/or cash awards.

●	Stock options and SARs may not be granted at a per share exercise price below the fair market value of a share of our Common Stock on the date of grant.

●	Stock options and SARs may not be repriced or exchanged without Stockholder approval.

●	The maximum exercisable term of stock options and SARs may not exceed ten years.

●	Awards are subject to recoupment of compensation policies adopted by the Company.

●	A non-employee director serving in the following positions cannot receive awards in any fiscal year which in the aggregate exceeds 5,000,000 shares. In addition, the aggregate amount of all cash compensation (including annual retainers and other fees, whether or not granted under the 2021 Plan) plus the aggregate grant date fair market value of all awards issued under the 2021 Plan (or under any other incentive plan) provided to any non-employee director during any single calendar year may not exceed $1,000,000.

Background and Purpose of the 2021 Plan. The purpose of the 2021 Plan is to promote our long-term success and the creation of Stockholder value by:

●	Attracting and retaining the services of key employees who would be eligible to receive grants as selected participants;

●	Motivating selected participants through equity-based compensation that is based upon the performance of our Common Stock; and

●	Further aligning selected participants’ interests with the interests of our Stockholders, through the award of equity compensation grants which increases their interest in the Company, to achieve long-term growth over short-term performance.

The 2021 Plan permits the grant of the following types of equity-based incentive awards: (1) stock options (which can be either ISOs or NQSOs), (2) SARs, (3) restricted stock, (4) other equity awards and (5) cash awards. The vesting of awards can be based on either continuous service and/or performance goals. Awards are evidenced by a written agreement between the selected participant and the Company.

Eligibility to Receive Awards. Employees, consultants and Board members of the Company and certain of our affiliated companies are eligible to receive awards under the 2021 Plan. The 2021 Plan Committee will determine, in its discretion, the selected participants who will be granted awards under the 2021 Plan. As of the Record Date, approximately 4 individuals (including 2 officers and directors) were eligible to participate in the 2021 Plan.

Non-Employee Director Limitations. With respect to our non-employee directors, the 2021 Plan provides that any non-employee director serving in the following positions cannot receive awards in any fiscal year which in the aggregate exceeds the following number of shares: (i) chairperson (as defined in the 2021 Plan) - 5,000,000 shares; (ii) other non-employee director - 5,000,000 shares. In addition, the aggregate amount of all compensation (including annual retainers and other fees, whether or not granted under the 2021 Plan) plus the aggregate grant date fair market value of all awards issued under the 2021 Plan (or under any other incentive plan) provided to any non-employee director during any single calendar year may not exceed $1,000,000 in any calendar year. Provided that the Board affirmatively acts to implement such a process, the 2021 Plan also provides that non-employee directors may elect to receive stock grants or stock units (which would be issued under the 2021 Plan) in lieu of fees that would otherwise be paid in cash.

Shares Subject to the 2021 Plan. The maximum number of shares of Common Stock that can be issued under the 2021 Plan is 50,000,000 shares. The shares underlying forfeited or terminated awards (without payment of consideration), or unexercised awards become available again for issuance under the 2021 Plan. The 2021 Plan also imposes certain share grant limits such as the limit on grants to non-employee directors described above and other limits that are intended to comply with the legal requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and which are discussed elsewhere in this proposal. No fractional shares may be issued under the 2021 Plan. No shares will be issued with respect to a participant’s award unless applicable tax withholding obligations have been satisfied by the participant. To the extent that there are no authorized and unreserved shares of Common Stock available for the 2021 Plan, the awards underlying the 2021 Plan will not be issuable until such time, and from time to time, as shares of Common Stock are available and in such amounts as are available.

Administration of the 2021 Plan. The 2021 Plan will be administered by the 2021 Plan Committee. Subject to the terms of the 2021 Plan, the 2021 Plan Committee has the sole discretion, among other things, to:

●	Select the individuals who will receive awards;

●	Determine the terms and conditions of awards (for example, performance conditions, if any, and vesting schedule);

●	Correct any defect, supply any omission, or reconcile any inconsistency in the 2021 Plan or any award agreement;

●	Accelerate the vesting, extend the post-termination exercise term or waive restrictions of any awards at any time and under such terms and conditions as it deems appropriate, subject to the limitations set forth in the 2021 Plan;

●	Permit a participant to defer compensation to be provided by an award; and

●	Interpret the provisions of the 2021 Plan and outstanding awards.

The 2021 Plan Committee may suspend vesting, settlement, or exercise of awards pending a determination of whether a selected participant’s service should be terminated for cause (in which case outstanding awards would be forfeited). Awards may be subject to any policy that the Board may implement on the recoupment of compensation (referred to as a “clawback” policy). The members of the Board, the 2021 Plan Committee and their delegates shall be indemnified by the Company to the maximum extent permitted by applicable law for actions taken or not taken regarding the 2021 Plan. In addition, the 2021 Plan Committee may use the 2021 Plan to issue shares under other plans or sub-plans as may be deemed necessary or appropriate, such as to provide for participation by non-U.S. employees and those of any of our subsidiaries and affiliates.

Types of Awards.

Stock Options. A stock option is the right to acquire shares at a fixed exercise price over a fixed period of time. The 2021 Plan Committee will determine, among other terms and conditions, the number of shares covered by each stock option and the exercise price of the shares subject to each stock option, but such per share exercise price cannot be less than the fair market value of a share of our Common Stock on the date of grant of the stock option. The fair market value of a share of our Common Stock for the purposes of pricing our awards shall be equal to the closing price for our Common Stock as reported by the OTC Pink or such other principal trading market on which our securities are traded on the date of determination. Stock options may not be repriced or exchanged without Stockholder approval, and no re-load options may be granted under the 2021 Plan.

Stock options granted under the 2021 Plan may be either ISOs or NQSOs. As required by the Code and applicable regulations, ISOs are subject to various limitations not imposed on NQSOs. For example, the exercise price for any ISO granted to any employee owning more than 10% of our Common Stock may not be less than 110% of the fair market value of the Common Stock on the date of grant, and such ISO must expire no later than five years after the grant date. The aggregate fair market value (determined at the date of grant) of Common Stock subject to all ISOs held by a participant that are first exercisable in any single calendar year cannot exceed $100,000. ISOs may not be transferred other than upon death, or to a revocable trust where the participant is considered the sole beneficiary of the stock option while it is held in trust. In order to comply with Treasury Regulation Section 1.422-2(b), the 2021 Plan provides that all 50,000,000 shares may be issued pursuant to the exercise of ISOs, subject to the availability of underlying shares of Common Stock.

A stock option granted under the 2021 Plan generally cannot be exercised until it becomes vested. The 2021 Plan Committee establishes the vesting schedule of each stock option at the time of grant. The maximum term for stock options granted under the 2021 Plan may not exceed ten years from the date of grant although the 2021 Plan Committee may establish a shorter period at its discretion. The exercise price of each stock option granted under the 2021 Plan must be paid in full at the time of exercise, either with cash, or through a broker-assisted “cashless” exercise and sale program, or net exercise, or through another method approved by the 2021 Plan Committee. The optionee must also make arrangements to pay any taxes that are required to be withheld at the time of exercise.

SARs. A SAR is the right to receive, upon exercise, an amount equal to the difference between the fair market value of the shares on the date of the SAR’s exercise and the aggregate exercise price of the shares covered by the exercised portion of the SAR. The 2021 Plan Committee determines the terms of SARs, including the exercise price (provided that such per share exercise price cannot be less than the fair market value of a share of our Common Stock on the date of grant), the vesting and the term of the SAR. The maximum term for SARs granted under the 2021 Plan may not exceed ten years from the date of grant, subject to the discretion of the 2021 Plan Committee to establish a shorter period. Settlement of a SAR may be in shares of Common Stock or in cash, or any combination thereof, as the 2021 Plan Committee may determine. SARs may not be repriced or exchanged without Stockholder approval.

Restricted Stock. A restricted stock award is the grant of shares of our Common Stock to a selected participant and such shares may be subject to a substantial risk of forfeiture until specific conditions or goals are met. The restricted shares may be issued with or without cash consideration being paid by the selected participant as determined by the 2021 Plan Committee. The 2021 Plan Committee also will determine any other terms and conditions of an award of restricted stock. In determining whether an award of restricted stock should be made, and/or the vesting schedule for any such award, the 2021 Plan Committee may impose whatever conditions to vesting it determines to be appropriate. During the period of vesting, the participant will not be permitted to transfer the restricted shares but will generally have voting and dividend rights (subject to vesting) with respect to such shares.

Other Awards. The 2021 Plan also provides that other equity awards, which derive their value from the value of our shares or from increases in the value of our shares, may be granted. In addition, cash awards may also be issued. Substitute awards may be issued under the 2021 Plan in assumption of or substitution for or exchange for awards previously granted by an entity which we (or an affiliate) acquire.

Limited Transferability of Awards. Awards granted under the 2021 Plan generally are not transferrable other than by will or by the laws of descent and distribution. However, the 2021 Plan Committee may in its discretion permit the transfer of awards other than ISOs. Generally, where transfers are permitted, they will be permitted only by gift to a member of the selected participant’s immediate family or to a trust or other entity for the benefit of the selected participant and/or member(s) of his or her immediate family.

Termination of Employment, Death or Disability. The 2021 Plan generally determines the effect of the termination of employment on awards, which determination may be different depending on the nature of the termination, such as terminations due to cause, resignation, death, or disability and the status of the award as vested or unvested, unless the award agreement or a selected participant’s employment agreement or other agreement provides otherwise.

Dividends and Dividend Equivalents. Any dividend equivalents distributed in the form of shares under the 2021 Plan will count against the 2021 Plan’s maximum share limit. The 2021 Plan also provides that dividend equivalents will not be paid or accrue on unexercised stock options or unexercised SARs. Dividends and dividend equivalents that may be paid or accrue with respect to unvested Awards shall be subject to the same vesting conditions as the underlying award and shall only be distributed to the extent that such vesting conditions are satisfied.

Adjustments upon Changes in Capitalization.

In the event of the following actions:

●	stock split of our outstanding shares of Common Stock;

●	stock dividend;

●	dividend payable in a form other than shares in an amount that has a material effect on the price of the shares;

●	consolidation;

●	combination or reclassification of the shares;

●	recapitalization;

●	spin-off; or

●	other similar occurrences,

then the following shall each be equitably and proportionately adjusted by the 2021 Plan Committee:

●	maximum number of shares that can be issued under the 2021 Plan (including the ISO share grant limit);

●	number and class of shares issued under the 2021 Plan and subject to each award;

●	exercise prices of outstanding awards; and

●	number and class of shares available for issuance under the 2021 Plan.

Change in Control. In the event that we are a party to a merger or other reorganization or similar transaction, outstanding 2021 Plan awards will be subject to the agreement pertaining to such merger or reorganization. Such agreement may provide for (i) the continuation of the outstanding awards by us if we are a surviving corporation, (ii) the assumption or substitution of the outstanding awards by the surviving entity or its parent, (iii) full exercisability and/or full vesting of outstanding awards, or (iv) cancellation of outstanding awards either with or without consideration, in all cases with or without consent of the selected participant. The Board or the 2021 Plan Committee need not adopt the same rules for each award or selected participant.

The 2021 Plan Committee will decide the effect of a change in control of the Company on outstanding awards. The 2021 Plan Committee may, among other things, provide that awards will fully vest and/or be canceled upon a change in control, or fully vest upon an involuntary termination of employment following a change in control. The 2021 Plan Committee may also include in an award agreement provisions designed to minimize potential negative income tax consequences for the participant or the Company that could be imposed under the golden parachute tax rules of Section 280G of the Code.

Term of the 2021 Plan. The 2021 Plan is in effect until July 1, 2031 or until earlier terminated by the Board. Outstanding awards shall continue to be governed by their terms after the termination of the 2021 Plan.

Governing Law. The 2021 Plan shall be governed by the laws of the State of Delaware (which is the state of our incorporation) except for conflict of law provisions.

Amendment and Termination of the 2021 Plan. The Board generally may amend or terminate the 2021 Plan at any time and for any reason, except that it must obtain Stockholder approval of material amendments to the extent required by applicable laws, regulations or rules.

Certain Federal Income Tax Information

The following is a general summary, as of July 1, 2021, of the federal income tax consequences to us and to U.S. participants for awards granted under the 2021 Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant’s death or provisions of income tax laws of any municipality, state or other country. We advise participants to consult with a tax advisor regarding the tax implications of their awards under the 2021 Plan.

Incentive Stock Options. For federal income tax purposes, the holder of an ISO has no taxable income at the time of the grant or exercise of the ISO. If such person retains the Common Stock acquired under the ISO for a period of at least two years after the stock option is granted and one year after the stock option is exercised, any gain upon the subsequent sale of the Common Stock will be taxed as a long-term capital gain. A participant who disposes of shares acquired by exercise of an ISO prior to the expiration of two years after the stock option is granted or before one year after the stock option is exercised will realize ordinary income equal to the lesser of (i) the excess of the fair market value over the exercise price of the shares on the date of exercise, or (ii) the excess of the amount realized on the disposition over the exercise price for the shares. Any additional gain or loss recognized upon any later disposition of the shares would be a short- or long-term capital gain or loss, depending on whether the shares have been held by the participant for more than one year. Utilization of losses is subject to special rules and limitations.

Nonstatutory Stock Options. A participant who receives a nonstatutory stock option generally will not realize taxable income on the grant of such option, but will realize ordinary income at the time of exercise of the stock option equal to the difference between the option exercise price and the fair market value of the stock on the date of exercise.

Restricted Stock. A participant will generally not have taxable income upon grant of unvested restricted shares unless he or she elects to be taxed at that time pursuant to an election under Code Section 83(b). Instead, he or she will recognize ordinary income at the time(s) of vesting equal to the fair market value (on each vesting date) of the shares or cash received minus any amount paid for the shares, if any.

Stock Units. No taxable income is generally reportable when unvested stock units are granted to a participant. Upon settlement of the vested stock units, the participant will recognize ordinary income in an amount equal to the fair market value of the shares issued or payment received in connection with the vested stock units.

Stock Appreciation Rights. No taxable income is generally reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received plus the fair market value of any shares received.

Income Tax Effects for the Company. We generally will be entitled to a tax deduction in connection with an award under the 2021 Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income (for example, upon the exercise of an nonqualified stock option or vesting of restricted stock).

Internal Revenue Code Section 162(m) Deduction Limitation. Section 162(m) of the Code places a limit of $1 million on the amount of compensation that we may deduct in any one fiscal year with respect to our executive officers and other persons who are subject to Code Section 162(m). Therefore, compensation derived from 2021 Plan awards may not be fully deductible by the Company.

Internal Revenue Code Section 280G. For certain persons, if a change in control of the Company causes an award to vest or become newly payable, or if the award was granted within one year of a change in control and the value of such award or vesting or payment, when combined with all other payments in the nature of compensation contingent on such change in control, equals or exceeds the dollar limit provided in Section 280G of the Code (generally, this dollar limit is equal to three times the five-year historical average of the individual’s annual compensation received from the Company), then the entire amount exceeding the individual’s average annual compensation will be considered an excess parachute payment. The recipient of an excess parachute payment must pay a 20% excise tax on this excess amount and the Company cannot deduct the excess amount from its taxable income.

Internal Revenue Code Section 409A. Section 409A of the Code governs the federal income taxation of certain types of nonqualified deferred compensation arrangements. A violation of Section 409A of the Code generally results in an acceleration of the recognition of income of amounts intended to be deferred and the imposition of a federal excise tax of 20% on the employee over and above the income tax owed, plus possible penalties and interest. The types of arrangements covered by Section 409A of the Code are broad and may apply to certain awards available under the 2021 Plan (such as stock units). The intent is for the 2021 Plan, including any awards available thereunder, to comply with the requirements of Section 409A of the Code to the extent applicable. As required by Code Section 409A, certain nonqualified deferred compensation payments to specified employees may be delayed to the seventh month after such employee’s separation from service.

New Plan Benefits. All 2021 Plan awards are granted at the 2021 Plan Committee’s discretion, subject to the limitations contained in the 2021 Plan. Future benefits and amounts that will be received or allocated under the 2021 Plan are not presently determinable. As of the Record Date, the fair market value of a share of our Common Stock (as determined by the closing price quoted by the OTC Pink on that date) was $0.0533.

Existing Plan Benefits. As of the Record Date, no awards have been granted under the 2021 Plan.

Vote Required

The affirmative vote of a majority of the Shares present virtually or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to approve the 2021 Stock Plan.

THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2021 PLAN AND THE RESERVATION OF UP TO 50,000,000 SHARES FOR ISSUANCE THEREUNDER, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL FIVE:

RATIFICATION OF THE APPOINTMENT OF RBSM LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021

The Board has appointed RBSM LLP (“RBSM”) as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2021. The Board proposes that our Stockholders ratify this appointment. RBSM has served as our independent registered public accounting firm since December 28, 2017.

We expect that representatives of RBSM will be available via phone at the Annual Meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

Stockholder ratification of the selection of RBSM as our independent registered public accounting firm is not required by our Bylaws or the Delaware General Corporation Law. The Board seeks such ratification as a matter of good corporate practice. Should the Stockholders fail to ratify the selection of RBSM as our independent registered public accounting firm, the Board will reconsider whether to retain that firm for fiscal year 2021. In deciding to appoint RBSM, the Board, standing in for the vacant Audit Committee, reviewed auditor independence issues and existing commercial relationships with RBSM and concluded that RBSM has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2021. Set forth below are approximate fees for services rendered by RBSM, our independent registered public accounting firm, for the fiscal years ended December 31, 2020 and December 31, 2019.

	RBSM
	2020	2019
Audit Fees	$111,000	$110,000
Audit-Related Fees	-	-
Tax Fees	-	-
Other Fees	-	-
Totals	$111,000	$110,000

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by RBSM for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s annual report on Form 10-K and in the Company’s quarterly reports on Form 10-Q, or services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for the fiscal years ending December 31, 2020 and 2019 were $111,000 and $110,000, respectively.

Audit-Related Fees

The aggregate fees billed in either of the last two fiscal years for assurance and related services by RBSM that are reasonably related to the performance of the audit or review of the registrant’s financial statements and are not reported under “Audit Fees” for the fiscal years ending December 31, 2020 and 2019 were $0 and $0, respectively.

Tax Fees

The aggregate fees were billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for the fiscal years ending December 31, 2020 and 2019 was $0 and $0, respectively, for RBSM.

All Other Fees

Other fees billed for professional services provided by the principal accountant, other than the services reported above, for the fiscal years ending December 31, 2020 and 2019 were $0 and $0, respectively, for RBSM.

The Company’s Board, acting in place of its Audit Committee, approves all auditing services and the terms thereof and non-audit services (other than non-audit services published under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Pubic Company Accounting Oversight Board) to be provided to the Company by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provisions of non-audit services for the Company if the “de minimis” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied.

Vote Required

The affirmative vote of a majority of the Shares present virtually or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to ratify the appointment of RBSM as our independent registered public accounting firm for the fiscal year ending December 31, 2021. We are not required to obtain the approval of our Stockholders to appoint the Company’s independent registered public accounting firm. However, if our Stockholders do not ratify the appointment of RBSM as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, the Board may reconsider its appointment.

THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF RBSM AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2021, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

REPORT OF THE AUDIT COMMITTEE

The Board, standing in for the Audit Committee, has:

●	reviewed and discussed the Company’s audited consolidated financial statements for the year ended December 31, 2020 with management;

●	discussed with the Company’s independent auditors the matters required to be discussed under Public Company Accounting Oversight Board Auditing Standard No. 1301; and

●	received the written disclosures and letter from the independent auditors required by the applicable requirements of the Public Accounting Oversight Board regarding the independent auditors communications with the Board concerning independence, and has discussed with RBSM matters relating to its independence.

In reliance on the review and discussions referred to above, the Board recommended that the consolidated financial statements audited by RBSM for the fiscal year ended December 31, 2020 be included in its Annual Report on Form 10-K for such fiscal year.

The Board

/s/ Isaac Dietrich

/s/ Danny Meeks

PROPOSAL SIX:

ADVISORY VOTE ON THE APPROVAL OF EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act entitle our Stockholders to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement pursuant to SEC rules.

Our executive compensation programs are designed to (1) motivate and retain executive officers, (2) reward the achievement of our short-term and long-term performance goals, (3) establish an appropriate relationship between executive pay and short-term and long-term performance, and (4) align executive officers’ interests with those of our Stockholders. Please read the section of this Proxy Statement entitled “Executive Compensation” for additional details about our executive compensation programs, including information about the fiscal year 2020 compensation of our named executive officer.

The Compensation Committee continually reviews the compensation programs for our executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our Stockholders’ interests and current market practices. During the fiscal year 2020, our Compensation Committee was vacant and the Board acted in its place.

We are asking our Stockholders to indicate their support for our named executive officers compensation as disclosed in this Proxy Statement and the accompanying Annual Report. This proposal, commonly known as a “say-on-pay” proposal, gives our Stockholders the opportunity to express their views on our executive compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement and the accompanying Annual Report. Accordingly, we are asking our Stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to MassRoots’ named executive officer, as disclosed in MassRoots’ Proxy Statement for the 2021 Annual Meeting of Stockholders and the accompanying Annual Report on Form 10-K for the fiscal year ended December 31, 2020 pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”

Vote Required

To be approved, this non-binding vote must be approved by a majority of the Shares present virtually or represented by proxy and entitled to vote on the subject matter at the Annual Meeting. The say-on-pay vote is advisory, and therefore not binding on the Compensation Committee or the Board. The Board and the Compensation Committee value the opinions of our Stockholders and to the extent there is any significant vote against the named executive officers’ compensation as disclosed in this Proxy Statement and the accompanying Annual Report, we will consider our Stockholders’ concerns and evaluate whether any actions are necessary to address those concerns.

THE BOARD RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICER AS DESCRIBED UNDER THE HEADING “EXECUTIVE COMPENSATION,” AND THE RELATED DISCLOSURES CONTAINED IN THIS PROXY STATEMENT, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL SEVEN:

AUTHORIZATION TO ADJOURN THE ANNUAL MEETING

If the Annual Meeting is convened and a quorum is present, but there are not sufficient votes to approve the forgoing proposals described in this Proxy Statement, the Company may move to adjourn the Annual Meeting at that time in order to enable our Board to solicit additional proxies.

In this Proposal Seven, we are asking our Stockholders to authorize the Company to adjourn the Annual Meeting to another time and place, if necessary or advisable, to solicit additional proxies in the event that there are not sufficient votes to approve the forgoing proposals, each as described in this Proxy Statement. If our Stockholders approve this Proposal Seven, we could adjourn the Annual Meeting and any adjourned session of the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our Stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat the forgoing proposals, we could adjourn the Annual Meeting without a vote on such proposals and seek to convince our Stockholders to change their votes in favor of such proposals.

If it is necessary or advisable to adjourn the Annual Meeting, no notice of the adjourned meeting is required to be given to our Stockholders, other than an announcement at the Annual Meeting of the time and place to which the Annual Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting. If, however, after the adjournment the Board fixes a new record date for the adjourned meeting, a notice of adjourned meeting, shall be provided to each Stockholder of record on the new record date entitled to vote at such meeting.

Vote Required

The affirmative vote of a majority of the Shares present virtually or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to approve this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS A “FOR” VOTE FOR THIS PROPOSAL TO AUTHORIZE THE ADJOURNMENT OF THE ANNUAL MEETING

OTHER MATTERS

As of the date of this Proxy Statement, the Board knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the best judgment and in the discretion of the persons voting the proxies.

APPENDIX A

Certificate of Amendment

to

Second Amended and Restated Certificate of Incorporation

of

MassRoots, Inc.

Under Section 242 of the Delaware General Corporation Law

MassRoots, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”) hereby certifies as follows:

FIRST: The Second Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by replacing Article FOURTH in its entirety with the following:

FOURTH: The total number of shares of capital stock that the Corporation shall have authority to issue is 1,210,000,000 shares, consisting of 1,200,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”), and 10,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).

4.1 Common Stock. A statement of the designations, powers, preferences, rights, qualifications, limitations and restrictions in respect to the shares of Common Stock is as follows:

(a) Dividends. The Board of Directors of the Corporation may cause dividends to be paid to the holders of shares of Common Stock out of funds legally available for the payment of dividends by declaring an amount per share as a dividend. When and as dividends are declared on the Common Stock, whether payable in cash, in property or in shares of stock or other securities of the Corporation, the holders of Common Stock shall be entitled to share ratably according to the number of shares of Common Stock held by them, in such dividends.

(b) Liquidation Rights. Subject to the terms of any resolution or resolutions adopted by the Board of Directors pursuant to Section 4.2 of this ARTICLE FOURTH, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Common Stock shall be entitled to share ratably, according to the number of shares of Common Stock held by them, in all remaining assets of the Corporation available for distribution to its stockholders.

(c) Voting Rights. Except as otherwise provided in this Amended and Restated Certificate of Incorporation or required by applicable law, the holders of Common Stock shall be entitled to vote on each matter on which the stockholders of the Corporation shall be entitled to vote, and each holder of Common Stock shall be entitled to one vote for each share of such stock held by him. Notwithstanding the foregoing, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Amended and Restated Certificate of Incorporation (including any resolution adopted pursuant to Section 4.2 of this ARTICLE FOURTH relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Amended and Restated Certificate of Incorporation (including any resolution adopted pursuant to Section 4.2 of this ARTICLE FOURTH relating to any series of Preferred Stock).

4.2 Preferred Stock. The Board of Directors is authorized, subject to any limitation prescribed by law, to adopt one or more resolutions to provide for the issuance of the shares of Preferred Stock in one or more series, and by filing a certificate pursuant to applicable Delaware law to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the DGCL and without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any resolution adopted pursuant to this Section 4.2.

A-1

The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

(a) The number of shares constituting the series and the distinctive designation of the series;

(b) The dividend rate (or the method of calculation of dividends) on the shares of the series, whether dividends will be cumulative, and if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of the series;

(c) Whether the series shall have voting rights, in addition to the voting rights required by law, and if so, the terms of such voting rights;

(d) Whether the series shall have conversion rights, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

(e) Whether or not the shares of that series shall be redeemable or exchangeable, and, if so, the terms and conditions of such redemption or exchange, as the case may be, including the date or dates upon or after which they shall be redeemable or exchangeable, as the case may be, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(f) Whether the series shall have a sinking fund for the redemption or purchase of shares of that series, and if so, the terms and amount of such sinking fund;

(g) The rights of the shares of the series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights or priority, if any, of payment of shares of the series; and

(h) Any other relative rights, preferences, powers and limitations of that series.

Except for any difference so provided by the Board of Directors, the shares of Preferred Stock will rank on parity with respect to the payment of dividends and to the distribution of assets upon liquidation.

SECOND: The foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation law of the State of Delaware by the vote of a majority of each class of outstanding stock of the Corporation entitled to vote thereon.

IN WITNESS WHEREOF, I have signed this Certificate this __ day of ________, 20___

Isaac Dietrich, Chief Executive Officer

A-2

APPENDIX B

Certificate of Amendment

to

Second Amended and Restated Certificate of Incorporation

of

MassRoots, Inc.

Under Section 242 of the Delaware General Corporation Law

MassRoots, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”) hereby certifies as follows:

FIRST: The Second Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by adding the following to the end of Article FOURTH:

“4.3 Reverse Stock Split. Effective as of [  ] a.m., local time on [  ], 20__ (the “Amendment Effective Time”), every [  ] (  ) shares of the Company’s Common Stock (the “Old Common Stock”) then issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined, converted and changed into one share of Common Stock of the Company (the “Reverse Stock Split”). No fractional shares shall be issued upon the Reverse Stock Split. If the Reverse Stock Split would result in the issuance of a fraction of a share of Common Stock, the Corporation shall, in lieu of issuing any such fractional share, pay an amount in cash, without interest, equal to the fair value of such fractional interest.”

SECOND: The foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation law of the State of Delaware by the vote of a majority of each class of outstanding stock of the Corporation entitled to vote thereon.

IN WITNESS WHEREOF, I have signed this Certificate this __ day of ________, 20___

Isaac Dietrich, Chief Executive Officer

B-1

Massroots, Inc.

2021 Equity Incentive Plan

1. Purpose

MassRoots, Inc. 2021 Equity Incentive Plan is intended to promote the best interests of MassRoots, Inc. and its stockholders by (i) assisting the Corporation and its Affiliates in the recruitment and retention of persons with ability and initiative, (ii) providing an incentive to such persons to contribute to the growth and success of the Corporation’s businesses by affording such persons equity participation in the Corporation and (iii) associating the interests of such persons with those of the Corporation and its Affiliates and stockholders.

2. Definitions

As used in this Plan the following definitions shall apply:

A. “Affiliate” means (i) any Subsidiary, (ii) any Parent, (iii) any corporation, or trade or business (including, without limitation, a partnership, limited liability company or other entity) which is directly or indirectly controlled fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Corporation or one of its Affiliates, and (iv) any other entity in which the Corporation or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee.

B. “Award” means any Option or Stock Award granted hereunder.

C. “Board” means the Board of Directors of the Corporation.

D. “Code” means the Internal Revenue Code of 1986, and any amendments thereto.

E. “Committee” means the Board or any Committee of the Board to which the Board has delegated any responsibility for the implementation, interpretation or administration of this Plan.

F. “Common Stock” means the common stock, $0.001 par value, of the Corporation.

G. “Consultant” means (i) any person performing consulting or advisory services for the Corporation or any Affiliate, or (ii) a director of an Affiliate.

H. “Corporation” means MassRoots, Inc., a Delaware corporation.

I. “Corporation Law” means the Delaware Revised Statutes, as the same shall be amended from time to time.

J.  “Date of Grant” means the date that the Committee approves an Option grant; provided, that all terms of such grant, including the amount of shares subject to the grant, exercise price and vesting are defined at such time.

K. “Deferral Period” means the period of time during which Deferred Shares are subject to deferral limitations under Section 7.D of this Plan.

L. “Deferred Shares” means an award pursuant to Section 7.D of this Plan of the right to receive shares of Common Stock at the end of a specified Deferral Period.

M. “Director” means a member of the Board.

N.  “Eligible Person” means an employee of the Corporation or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan), a Director or a Consultant to the Corporation or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan).

O. “Exchange Act” means the Securities Exchange Act of 1934, as amended.

Ex-C-1

P. “Fair Market Value” means, on any given date, the current fair market value of the shares of Common Stock as determined as follows:

(i)	If the Common Stock is traded on a national securities exchange, the closing price for the day of determination as quoted on such market or exchange, including the NASDAQ Global Market or NASDAQ Capital Market, which is the primary market or exchange for trading of the Common Stock or if no trading occurs on such date, the last day on which trading occurred, or such other appropriate date as determined by the Committee in its discretion, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii)	If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and the low asked prices for the Common Stock for the day of determination; or

(iii)	In the absence of an established market for the Common Stock, Fair Market Value shall be determined by the Committee in good faith.

Q. “Family Member” means a parent, child, spouse or sibling.

R. “Incentive Stock Option” means an Option (or portion thereof) intended to qualify for special tax treatment under Section 422 of the Code.

S. “Nonqualified Stock Option” means an Option (or portion thereof) which is not intended or does not for any reason qualify as an Incentive Stock Option.

T. “Option” means any option to purchase shares of Common Stock granted under this Plan.

U. “Parent” means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if each of the corporations (other than the Corporation) owns stock possessing at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.

V. “Participant” means an Eligible Person who (i) is selected by the Committee or an authorized officer of the Corporation to receive an Award and (ii) is party to an agreement setting forth the terms of the Award, as appropriate.

W. “Performance Agreement” means an agreement described in Section 8 of this Plan.

X. “Performance Objectives” means the performance objectives established by the Committee pursuant to this Plan for Participants who have received grants of Awards. Performance Objectives may be described in terms of Corporation-wide objectives or objectives that are related to the performance of the individual Participant or the Affiliate, division, department or function within the Corporation or Affiliate in which the Participant is employed or has responsibility. Any Performance Objectives applicable to Awards to the extent that such an Award is intended to qualify as “Performance Based Compensation” under Section 162(m) of the Code shall be limited to specified levels of or increases in the Corporation’s or a business unit’s return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, economic value added, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, sales growth, gross margin return on investment, increase in the Fair Market Price of the shares, net operating profit, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on investments (which equals net cash flow divided by total capital), internal rate of return, increase in net present value or expense targets. The Awards intended to qualify as “Performance Based Compensation” under Section 162(m) of the Code shall be pre-established in accordance with applicable regulations under Section 162(m) of the Code and the determination of attainment of such goals shall be made by the Committee. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Corporation (including an event described in Section 9), or the manner in which it conducts its business, or other events or circumstances render the Performance Objectives unsuitable, the Committee may modify such Performance Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable; provided, however, that no such modification shall be made to an Award intended to qualify as “Performance Based Compensation” under Section 162(m) of the Code unless the Committee determines that such modification will not result in loss of such qualification or the Committee determines that loss of such qualification is in the best interests of the Corporation.

Ex-C-2

Y. “Performance Period” means a period of time established under Section 8 of this Plan within which the Performance Objectives relating to a Stock Award are to be achieved.

Z.  “Performance Share” means an award pursuant to Section 8 of this Plan of the right to receive shares of Common Stock upon the achievement of specified Performance Objectives.

AA. “Plan” means this MassRoots, Inc., 2021 Equity Incentive Plan.

BB. “Repricing” means, other than in connection with an event described in Section 9 of this Plan, (i) lowering the exercise price of an Option after it has been granted or (ii) canceling an Option at a time when the exercise price exceeds the then-Fair Market Value of the Common Stock in exchange for another Option.

CC. “Restricted Stock Award” means an award of Common Stock under Section 7.B.

DD. “Securities Act” means the Securities Act of 1933, as amended.

EE. “Stock Award” means a Stock Bonus Award, Restricted Stock Award, Stock Appreciation Right, Deferred Shares, or Performance Shares.

FF. “Stock Bonus Award” means an award of Common Stock under Section 7.A.

GG. “Stock Award Agreement” means a written agreement between the Corporation and a Participant setting forth the specific terms and conditions of a Stock Award granted to the Participant under Section 7. Each Stock Award Agreement shall be subject to the terms and conditions of this Plan and shall include such terms and conditions as the Committee shall authorize.

HH. “Stock Option Agreement” means an agreement (written or electronic) between the Corporation and a Participant setting forth the specific terms and conditions of an Option granted to the Participant. Each Stock Option Agreement shall be subject to the terms and conditions of this Plan and shall include such terms and conditions as the Committee shall authorize.

II. “Subsidiary” means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.

JJ. “Ten Percent Owner” means any Eligible Person owning at the time an Option is granted more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of a Parent or Subsidiary. An individual shall, in accordance with Section 424(d) of the Code, be considered to own any voting stock owned (directly or indirectly) by or for such Eligible Person’s brothers, sisters, spouse, ancestors and lineal descendants and any voting stock owned (directly or indirectly) by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

3. implementation, interpretation and Administration

A. Delegation to Board Committee. The Board shall have the sole authority to implement, interpret, and/or administer this Plan unless the Board delegates all or any portion of its authority to implement, interpret, and/or administer this Plan to a Committee. To the extent not prohibited by the Certificate of Incorporation or Bylaws of the Corporation, the Board may delegate all or a portion of its authority to implement, interpret, and/or administer this Plan to a Committee of the Board appointed by the Board and constituted in compliance with the applicable Corporation Law. The Committee shall consist solely of two (2) or more Directors who are (i) Non-Employee Directors (within the meaning of Rule 16b-3 under the Exchange Act) for purposes of exercising administrative authority with respect to Awards granted to Eligible Persons who are subject to Section 16 of the Exchange Act; (ii) to the extent required by the rules of the market on which the Corporation’s shares are traded or the exchange on which the Corporation’s shares are listed, “independent” within the meaning of such rules; and (iii) at such times as an Award under this Plan by the Corporation is subject to Section 162(m) of the Code (to the extent relief from the limitation of Section 162(m) of the Code is sought with respect to Awards and administration of the Awards by a committee of “outside directors” is required to receive such relief), “outside directors” within the meaning of Section 162(m) of the Code.

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B. Delegation to Officers. The Committee may delegate to one or more officers of the Corporation the authority to grant and administer Awards to Eligible Persons who are not Directors or executive officers of the Corporation; provided that the Committee shall have fixed the total number of shares of Common Stock that may be subject to such Awards. No officer holding such a delegation is authorized to grant Awards to himself or herself. In addition to the Committee, the officer or officers to whom the Committee has delegated the authority to grant and administer Awards shall have all powers delegated to the Committee with respect to such Awards.

C. Powers of the Committee. Subject to the provisions of this Plan, and in the case of a Committee appointed by the Board, the specific duties delegated to such Committee, the Committee (and the officers to whom the Committee has delegated such authority) shall have the authority:

(i)	To construe and interpret all provisions of this Plan and all Stock Option Agreements, Stock Award Agreements, Performance Agreements, or any other agreement under this Plan.

(ii)	To determine the Fair Market Value of Common Stock in the absence of an established market for the Common Stock.

(iii)	To select the Eligible Persons to whom Awards are granted from time to time hereunder.

(iv)	To determine the number of shares of Common Stock covered by an Award; to determine whether an Option shall be an Incentive Stock Option or Nonqualified Stock Option; and to determine such other terms and conditions, not inconsistent with the terms of this Plan, of each such Award. Such terms and conditions include, but are not limited to, the exercise price of an Option, purchase price of Common Stock subject to a Stock Award, the time or times when Options or a Stock Award may be exercised or Common Stock issued thereunder, the vesting schedule of an Option, the right of the Corporation to repurchase Common Stock issued pursuant to the exercise of an Option or a Stock Award and other restrictions or limitations (in addition to those contained in this Plan) on the forfeitability or transferability of Options, Stock Awards or Common Stock issued upon exercise of an Option or pursuant to a Stock Award. Such terms may include conditions which shall be determined by the Committee and need not be uniform with respect to Participants.

(v)	To accelerate the time at which any Option or Stock Award may be exercised, or the time at which a Stock Award or Common Stock issued under this Plan may become transferable or non-forfeitable.

(vi)	To determine whether and under what circumstances an Option or Stock Award may be settled in cash, shares of Common Stock or other property under Section 6.H instead of in Common Stock.

(vii)	To waive, amend, cancel, extend, renew, accept the surrender of, modify or accelerate the vesting of or lapse of restrictions on all or any portion of an outstanding Award. Except as otherwise provided by this Plan, Stock Option Agreement, Stock Award Agreement or Performance Agreement or as required to comply with applicable law, regulation or rule, no amendment, cancellation or modification shall, without a Participant’s consent, adversely affect any rights of the Participant; provided, however, that (x) an amendment or modification that may cause an Incentive Stock Option to become a Nonqualified Stock Option shall not be treated as adversely affecting the rights of the Participant and (y) any other amendment or modification of any Stock Option Agreement, Stock Award Agreement or Performance Agreement that does not, in the opinion of the Committee, adversely affect any rights of any Participant, shall not require such Participant’s consent. Notwithstanding the foregoing, the restrictions on the Repricing of Options, as set forth in this Plan, may not be waived.

(viii)	To prescribe the form of Stock Option Agreements, Stock Award Agreements, Performance Agreements, or any other agreements under this Plan; to adopt policies and procedures for the exercise of Options or Stock Awards, including the satisfaction of withholding obligations; to adopt, amend, and rescind policies and procedures pertaining to the administration of this Plan; and to make all other determinations necessary or advisable for the administration of this Plan. Except for the due execution of the award agreement by both the Corporation and the Participant, the Award’s effectiveness will not be dependent on any signature unless specifically so provided in the award agreement.

The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee; provided that the Committee may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Committee or in connection with the implementation, interpretation, and administration of this Plan shall be final, conclusive and binding on all persons having an interest in this Plan.

Ex-C-4

4. Eligibility

A. Eligibility for Awards. Awards, other than Incentive Stock Options, may be granted to any Eligible Person selected by the Committee. Incentive Stock Options may be granted only to employees of the Corporation or a Parent or Subsidiary.

B. Eligibility of Consultants. A Consultant shall be an Eligible Person only if the offer or sale of the Corporation’s securities would be eligible for registration on Form S-8 Registration Statement (or any successor form) because of the identity and nature of the service provided by such person, unless the Corporation determines that an offer or sale of the Corporation’s securities to such person will satisfy another exemption from the registration under the Securities Act and complies with the securities laws of all other jurisdictions applicable to such offer or sale. Accordingly, an Award may not be granted pursuant to this Plan for the purpose of the Corporation obtaining financing or for investor relations purposes.

C. Substitution Awards. The Committee may make Awards under this Plan by assumption, in substitution or replacement of performance shares, phantom shares, stock awards, stock options or similar awards granted by another entity (including an Affiliate) in connection with a merger, consolidation, acquisition of property or stock or similar transaction. Notwithstanding any provision of this Plan (other than the maximum number of shares of Common Stock that may be issued under this Plan), the terms of such assumed, substituted, or replaced Awards shall be as the Committee, in its discretion, determines is appropriate.

5. Common Stock Subject to Plan

A. Share Reserve and Limitations on Grants. The maximum aggregate number of shares of Common Stock that may be (i) issued under this Plan pursuant to the exercise of Options (without regard to whether payment on exercise of the Stock Option is made in cash or shares of Common Stock) and (ii) issued pursuant to Stock Awards, shall be 50,000,000 shares in the aggregate. The number of shares of Common Stock subject to the Plan shall be subject to adjustment as provided in Section 9. Notwithstanding any provision hereto to the contrary, shares subject to the Plan shall include shares forfeited in a prior year as provided herein. For purposes of determining the number of shares of Common Stock available under this Plan, shares of Common Stock withheld by the Corporation to satisfy applicable tax withholding obligations pursuant to Section 10 of this Plan shall be deemed issued under this Plan. No single participant may receive more than 25% of the total Options awarded in any single year.

B. Reversion of Shares. If an Option or Stock Award is terminated, expires or becomes unexercisable, in whole or in part, for any reason, the unissued or unpurchased shares of Common Stock which were subject thereto shall become available for future grant under this Plan. Shares of Common Stock that have been actually issued under this Plan shall not be returned to the share reserve for future grants under this Plan; except that shares of Common Stock issued pursuant to a Stock Award which are forfeited to the Corporation or repurchased by the Corporation at the original purchase price of such shares, shall be returned to the share reserve for future grant under this Plan.

C. Source of Shares. Common Stock issued under this Plan may be shares of authorized and unissued Common Stock or shares of previously issued Common Stock that have been reacquired by the Corporation.

Ex-C-5

6. Options

A. Award. In accordance with the provisions of Section 4, the Committee will designate each Eligible Person to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such Option. The Stock Option Agreement shall specify whether the Option is an Incentive Stock Option or Nonqualified Stock Option, the exercise price of such Option, the vesting schedule applicable to such Option, the expiration date of such Option, events of termination of such Option, and any other terms of such Option. No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option.

B. Option Price. The exercise price per share for Common Stock subject to an Option shall be determined by the Committee, but shall comply with the following:

(i)	The exercise price per share for Common Stock subject to an Option shall not be less than one hundred percent (100%) of the Fair Market Value on the date of grant.

(ii)	The exercise price per share for Common Stock subject to an Incentive Stock Option granted to a Participant who is deemed to be a Ten Percent Owner on the date such option is granted, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant.

C. Maximum Option Period. The maximum period during which an Option may be exercised shall be ten (10) years from the date such Option was granted. In the case of an Incentive Stock Option that is granted to a Participant who is or is deemed to be a Ten Percent Owner on the date of grant, such Option shall not be exercisable after the expiration of five (5) years from the date of grant.

D. Maximum Value of Options which are Incentive Stock Options. To the extent that the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options granted to any Participant are exercisable for the first time during any calendar year (under all stock option plans of the Corporation or any Parent or Subsidiary) exceeds $100,000 (or such other amount provided in Section 422 of the Code), the Options shall not be deemed to be Incentive Stock Options. For purposes of this section, the Fair Market Value of the Common Stock will be determined as of the time the Incentive Stock Option with respect to the Common Stock is granted. This section will be applied by taking Incentive Stock Options into account in the order in which they are granted.

E. Nontransferability. Options granted under this Plan which are intended to be Incentive Stock Options shall be nontransferable except by will or by the laws of descent and distribution and, during the lifetime of the Participant, shall be exercisable by only the Participant to whom the Incentive Stock Option is granted. Except to the extent transferability of a Nonqualified Stock Option is provided for in the Stock Option Agreement or is approved by the Committee, during the lifetime of the Participant to whom the Nonqualified Stock Option is granted, such Option may be exercised only by the Participant. If the Stock Option Agreement so provides or the Committee so approves, a Nonqualified Stock Option may be transferred by a Participant through a gift or domestic relations order to the Participant’s family members to the extent such transfer complies with applicable securities laws and regulations and provided that such transfer is not a transfer for value (within the meaning of applicable securities laws and regulations). The holder of a Nonqualified Stock Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant, unless such obligation is to the Corporation itself or to an Affiliate.

F. Vesting. Options will vest as provided in the Stock Option Agreement.

G. Termination. Options will terminate as provided in the Stock Option Agreement.

H. Exercise. Subject to the provisions of this Plan and the applicable Stock Option Agreement, an Option may be exercised to the extent vested in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Stock Option Agreement with respect to the remaining shares subject to the Option. An Option may not be exercised with respect to fractional shares of Common Stock. The Participant may face certain restrictions on his/her ability to exercise Options and/or sell underlying shares when such Participant is potentially in possession of insider information. The Corporation will make the Participant aware of any formal insider trading policy it adopts, and the provisions of such insider trading policy (including any amendments thereto) shall be binding upon the Participant.

Ex-C-6

I. Payment. Unless otherwise provided by the Stock Option Agreement, payment of the exercise price for an Option shall be made in cash or a cash equivalent acceptable to the Committee or if the Common Stock is traded on an established securities market, by payment of the exercise price by a broker-dealer or by the Option holder with cash advanced by the broker-dealer if the exercise notice is accompanied by the Option holder’s written irrevocable instructions to deliver the Common Stock acquired upon exercise of the Option to the broker-dealer or by delivery of the Common Stock to the broker-dealer with an irrevocable commitment by the broker-dealer to forward the exercise price to the Corporation. With the consent of the Committee, payment of all or a part of the exercise price of an Option may also be made (i) by surrender to the Corporation (or delivery to the Corporation of a properly executed form of attestation of ownership) of shares of Common Stock that have been held for such period prior to the date of exercise as is necessary to avoid adverse accounting treatment to the Corporation, or (ii) any other method acceptable to the Committee. If Common Stock is used to pay all or part of the exercise price, the sum of the cash or cash equivalent and the Fair Market Value (determined as of the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.

J. Stockholder Rights. No Participant shall have any rights as a stockholder with respect to shares subject to an Option until the date of exercise of such Option and the certificate for shares of Common Stock to be received on exercise of such Option has been issued by the Corporation.

K. Disposition and Stock Certificate Legends for Incentive Stock Option Shares. A Participant shall notify the Corporation of any sale or other disposition of Common Stock acquired pursuant to an Incentive Stock Option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Chief Financial Officer of the Corporation or is his/her absence, the Chief Executive Officer. The Corporation may require that certificates evidencing shares of Common Stock purchased upon the exercise of Incentive Stock Options issued under this Plan be endorsed with a legend in substantially the following form:

THE SHARES EVIDENCED BY THIS CERTIFICATE MAY NOT BE SOLD OR TRANSFERRED PRIOR TO ___, 20___, IN THE ABSENCE OF A WRITTEN STATEMENT FROM THE CORPORATION TO THE EFFECT THAT THE CORPORATION IS AWARE OF THE FACTS OF SUCH SALE OR TRANSFER.

The blank contained in this legend shall be filled in with the date that is the later of (i) one year and one day after the date of the exercise of such Incentive Stock Option or (ii) two years and one day after the grant of such Incentive Stock Option.

L. No Repricing. In no event shall the Committee permit a Repricing of any Option without the approval of the stockholders of the Corporation.

7. Stock Awards

A. Stock Bonus Awards. Stock Bonus Awards may be granted by the Committee. Each Stock Award Agreement for a Stock Bonus Award shall be in such form and shall contain such terms and conditions (including provisions relating to consideration, vesting, reacquisition of shares following termination, and transferability of shares) as the Committee shall deem appropriate. The terms and conditions of Stock Award Agreements for Stock Bonus Awards may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Stock Bonus Awards need not be identical.

B. Restricted Stock Awards. Restricted Stock Awards may be granted by the Committee. Each Stock Award Agreement for a Restricted Stock Award shall be in such form and shall contain such terms and conditions (including provisions relating to purchase price, consideration, vesting, reacquisition of shares following termination, and transferability of shares) as the Committee shall deem appropriate. The terms and conditions of the Stock Award Agreements for Restricted Stock Awards may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Restricted Stock Awards need not be identical. Vesting of any grant of Restricted Stock Awards may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 8 of this Plan regarding Performance Shares.

Ex-C-7

C. Deferred Shares. The Committee may authorize grants of Deferred Shares to Participants upon the recommendation of the Corporation’s management, and upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(i)	Each grant shall constitute the agreement by the Corporation to issue or transfer shares of Common Stock to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

(ii)	Each grant may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value on the date of grant.

(iii)	Each grant shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the date of grant, and any grant or sale may provide for the earlier termination of such period in the event of a change in control of the Corporation or other similar transaction or event.

(iv)	During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject Award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote such shares, but the Committee may on or after the date of grant, authorize the payment of dividend or other distribution equivalents on such shares in cash or additional shares on a current, deferred or contingent basis.

(v)	Any grant, or the vesting thereof, may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 8 of this Plan regarding Performance Shares.

(vi)	Each grant shall be evidenced by an agreement delivered to and accepted by the Participant and containing such terms and provisions as the Committee may determine consistent with this Plan. The terms and conditions of the agreements for Deferred Shares may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Deferred Shares need not be identical.

8. Performance Shares

A. The Committee may authorize grants of Performance Shares, which shall become payable to the Participant upon the achievement of specified Performance Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(i)	Each grant shall specify the number of Performance Shares to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

(ii)	The Performance Period with respect to each Performance Share shall commence on the date established by the Committee and may be subject to earlier termination in the event of a change in control of the Corporation or similar transaction or event.

(iii)	Each grant shall specify the Performance Objectives that are to be achieved by the Participant.

(iv)	Each grant may specify in respect of the specified Performance Objectives a minimum acceptable level of achievement below which no payment will be made and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

Ex-C-8

(v)	Each grant shall specify the time and manner of payment of Performance Shares that shall have been earned, and any grant may specify that any such amount may be paid by the Corporation in cash, shares of Common Stock or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives.

(vi)	Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee on the date of grant.

(vii)	Any grant of Performance Shares may provide for the payment to the Participant of dividend or other distribution equivalents thereon in cash or additional shares of Common Stock on a current, deferred or contingent basis.

(viii)	If provided in the terms of the grant and subject to the requirements of Section 162(m) of the Code (in the case of awards intended to qualify for exception therefrom), the Committee may adjust Performance Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Committee, events or transactions have occurred after the date of grant that are unrelated to the performance of the Participant and result in distortion of the Performance Objectives or the related minimum acceptable level of achievement.

(ix)	Each grant shall be evidenced by an agreement that shall be delivered to and accepted by the Participant, which shall state that the Performance Shares are subject to all of the terms and conditions of this Plan and such other terms and provisions as the Committee may determine consistent with this Plan. The terms and conditions of the agreements for Performance Shares may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Performance Shares need not be identical.

(x)	Until the achievement of the Performance Objectives and the resulting issuance of the Performance Shares, the Participant shall not have any rights as a stockholder in the Performance Shares and shall not have any right to vote such shares, but the Committee may on or after the date of grant, authorize the payment of dividend or other distribution equivalents on such shares in cash or additional shares on a current, deferred or contingent basis.

9. Changes in Capital Structure

A. No Limitations of Rights. The existence of outstanding Awards shall not affect in any way the right or power of the Corporation or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation’s capital structure or its business, or any merger or consolidation of the Corporation, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

B. Changes in Capitalization. If the Corporation shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving consideration therefore in money, services or property, then (i) the number, class, and per share price of shares of Common Stock subject to outstanding Options and other Awards hereunder and (ii) the number of and class of shares then reserved for issuance under this Plan and the maximum number of shares for which Awards may be granted to a Participant during a specified time period shall be appropriately and proportionately adjusted. The conversion of convertible securities of the Corporation shall not be treated as effected “without receiving consideration.” The Committee shall make such adjustments, and its determinations shall be final, binding and conclusive.

Ex-C-9

C. Merger, Consolidation or Asset Sale. If the Corporation is merged or consolidated with another entity or sells or otherwise disposes of substantially all of its assets to another company while Options or Stock Awards remain outstanding under this Plan, unless provisions are made in connection with such transaction for the continuance of this Plan and/or the assumption or substitution of such Options or Stock Awards with new options or stock awards covering the stock of the successor company, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, then all outstanding Options and Stock Awards which have not been continued, assumed or for which a substituted award has not been granted shall, whether or not vested or then exercisable, unless otherwise specified in the Stock Option Agreement or Stock Award Agreement, terminate immediately as of the effective date of any such merger, consolidation or sale.

D. Limitation on Adjustment. Except as previously expressly provided, neither the issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, nor the increase or decrease of the number of authorized shares of stock, nor the addition or deletion of classes of stock, shall affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Common Stock then subject to outstanding Options or Stock Awards.

10. Withholding of Taxes

The Corporation or an Affiliate shall have the right, before any certificate for any Common Stock is delivered, to deduct or withhold from any payment owed to a Participant any amount that is necessary in order to satisfy any withholding requirement that the Corporation or Affiliate in good faith believes is imposed upon it in connection with U.S federal, state, or local taxes, including transfer taxes, as a result of the issuance of, or lapse of restrictions on, such Common Stock, or otherwise require such Participant to make provision for payment of any such withholding amount. Subject to such conditions as may be established by the Committee, the Committee may permit a Participant to (i) have Common Stock otherwise issuable under an Option or Stock Award withheld to the extent necessary to comply with minimum statutory withholding rate requirements; (ii) tender back to the Corporation shares of Common Stock received pursuant to an Option or Stock Award to the extent necessary to comply with minimum statutory withholding rate requirements for supplemental income; (iii) deliver to the Corporation previously acquired Common Stock; (iv) have funds withheld from payments of wages, salary or other cash compensation due the Participant; (v) pay the Corporation or its Affiliate in cash, in order to satisfy part or all of the obligations for any taxes required to be withheld or otherwise deducted and paid by the Corporation or its Affiliate with respect to the Option of Stock Award; or (vi) establish a 10b5-1 trading plan for withheld stock designed to facilitate the sale of stock in connection with the vesting of such shares, the proceeds of which shall be utilized to make all applicable withholding payments in a manner to be coordinated by the Corporation’s Chief Financial Officer.

11. Compliance with Law and Approval of Regulatory Bodies

A. General Requirements. No Option or Stock Award shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Corporation is a party, and the rules of all domestic stock exchanges or quotation systems on which the Corporation’s shares may be listed. The Corporation shall have the right to rely on an opinion of its counsel as to such compliance. In the absence of an effective and current registration statement on an appropriate form under the Securities Act, or a specific exemption from the registration requirements of the Securities Act, shares of Common Stock issued under this Plan shall be restricted shares. Any share certificate issued to evidence Common Stock when a Stock Award is granted or for which an Option is exercised may bear such restrictive legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option or Stock Award shall be exercisable, no Stock Award shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Corporation has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

Ex-C-10

B. Participant Representations. The Committee may require that a Participant, as a condition to receipt or exercise of a particular award, execute and deliver to the Corporation a written statement, in form satisfactory to the Committee, in which the Participant represents and warrants that the shares are being acquired for such person’s own account, for investment only and not with a view to the resale or distribution thereof. The Participant shall, at the request of the Committee, be required to represent and warrant in writing that any subsequent resale or distribution of shares of Common Stock by the Participant shall be made only pursuant to either (i) a registration statement on an appropriate form under the Securities Act of 1933, which registration statement has become effective and is current with regard to the shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act of 1933, but in claiming such exemption the Participant shall, prior to any offer of sale or sale of such shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Corporation, as to the application of such exemption thereto.

12. General Provisions

A. Effect on Employment and Service. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall (i) confer upon any individual any right to continue in the employ or service of the Corporation or an Affiliate, (ii) in any way affect any right and power of the Corporation or an Affiliate to change an individual’s duties or terminate the employment or service of any individual at any time with or without assigning a reason therefor or (iii) except to the extent the Committee grants an Option or Stock Award to such individual, confer on any individual the right to participate in the benefits of this Plan.

B. Use of Proceeds. The proceeds received by the Corporation from any sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

C. Unfunded Plan. This Plan, insofar as it provides for grants, shall be unfunded, and the Corporation shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Corporation to any Participant with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Corporation shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Corporation.

D. Rules of Construction. Headings are given to the Sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

E. Choice of Law. This Plan and all Stock Option Agreements, Stock Award Agreements, and Performance Agreements (or any other agreements) entered into under this Plan shall be interpreted under the Corporation Law excluding (to the greatest extent permissible by law) any rule of law that would cause the application of the laws of any jurisdiction other than the Corporation Law.

F. Fractional Shares. The Corporation shall not be required to issue fractional shares pursuant to this Plan. The Committee may provide for elimination of fractional shares or the settlement of such fractional shares in cash.

G. Foreign Employees. In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals, or who are employed by the Corporation or any Affiliate outside of the United States, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Corporation.

Ex-C-11

13. Amendment and Termination

The Board may amend or terminate this Plan from time to time; provided, however, stockholder approval shall be required for any amendment that (i) increases the aggregate number of shares of Common Stock that may be issued under this Plan, except as contemplated herein; (ii) changes the class of employees eligible to receive Incentive Stock Options; (iii) modifies the restrictions on Repricings set forth in this Plan; or (iv) is required by the terms of any applicable law, regulation or rule, including the rules of any market on which the Corporation shares are traded or exchange on which the Corporation shares are listed. Except as specifically permitted by this Plan, any Stock Option Agreement or any Stock Award Agreement or as required to comply with applicable law, regulation or rule, no amendment shall, without a Participant’s consent, adversely affect any rights of such Participant under any Option or Stock Award outstanding at the time such amendment is made; provided, however, that an amendment that may cause an Incentive Stock Option to become a Nonqualified Stock Option shall not be treated as adversely affecting the rights of the Participant. Any amendment requiring stockholder approval shall be approved by the stockholders of the Corporation within twelve (12) months of the date such amendment is adopted by the Board.

14. Effective Date of Plan; Duration of Plan

A. This Plan shall be effective upon adoption by the Board, subject to approval within twelve (12) months by the stockholders of the Corporation. Unless and until the Plan has been approved by the stockholders of the Corporation, no Option or Stock Award may be exercised, no shares of Common Stock may be issued under this Plan. In the event that the stockholders of the Corporation shall not approve the Plan within such twelve (12) month period, the Plan and any previously granted Options or Stock Awards shall terminate.

B. Unless previously terminated, this Plan will terminate ten (10) years after the earlier of (i) the date this Plan is adopted by the Board, or (ii) the date this Plan is approved by the stockholders, except that Awards that are granted under this Plan prior to its termination will continue to be administered under the terms of this Plan until the Awards terminate, expire or are exercised.

IN WITNESS WHEREOF, the Corporation has caused this Plan to be executed by a duly authorized officer as of the date of adoption of this Plan by the Board of Directors.

MASSROOTS, INC.

By:
Isaac Dietrich
Chief Executive Officer

Ex-C-12

TEST ISSUE REF 1999 REG
2 MAIN STREET
ANYWHERE PA 99999-9999

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on September 3, 2021.

Meeting Information

Meeting Type: Annual Meeting
For holders as of: July 7, 2021
Date: September 3, 2021 Time: 4:30 p.m., Eastern Time
Location: Online only

The meeting will be held virtually. The virtual link is: webcasts.com/MassRootsInc-AnnualMeeting

You are receiving this communication because you hold shares in Massroots Inc. (the "Company").

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at http://annualgeneralmeetings.com/massroots or easily request a paper copy.

We encourage you to access and review all of the important information contained in the proxy materials before voting. Your Proxy Card will be automatically be mailed to you in a separate mailing.

Before You Vote
How to Access the Proxy Materials

How to View Online:
Visit: http://annualgeneralmeetings.com/massroots

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY E-MAIL*: info@pacificstocktransfer.com
2) BY TELEPHONE: 1-800-785-7782
3) ONLINE: http://annualgeneralmeetings.com/massroots under the Contact Us tab

* If requesting materials by e-mail, please put Massroots Inc. Annual Meeting in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before August 13, 2021 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote your shares.

Vote By Internet: To vote by Internet, go to https://ipst.pacificstocktransfer.com/pxlogin. Have the control ID on your Proxy Card ready and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following:

6.) To hold an advisory vote on executive compensation

NOTE: Such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

TEST ISSUE REF 1999 REG

2 MAIN STREET
ANYWHERE PA 99999-9999

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

Proxy for: TEST ISSUE REF 1999 REG

Meeting date: September 3, 2021

Voting Instructions

You can vote by Internet

Instead of mailing your proxy, you may choose to vote on the Internet. Validation details including Control ID are located on this form.

Please vote immediately. Your vote is important.

Log on to the Internet and go to
https://ipst.pacificstocktransfer.com/pxlogin
See your Control ID below.
Follow the steps outlined on this secured Web site.

Meeting Information

The Annual Meeting of Stockholders of Massroots Inc. will be held in a virtual meeting format. The notice of materials and this proxy card are being mailed to all stockholders eligible to vote at the Annual Meeting. The virtual link is: webcasts.com/MassRootsInc-AnnualMeeting

CONTROL ID:
(For Internet Voting)

PROXY #: 99
(For Mail In Voting)

REGISTRAR MUST RECEIVE YOUR VOTING INSTRUCTIONS BY 11:59PM PT ON 9/1/21

PROXY CARD: RETURN ENTIRE PAGE IF MAILING IN

This Proxy will be voted in accordance with the directions given herein. If no direction is given, this proxy will be voted per the Board of Director's recommendation.

A. Voting Items (Fill in only one box per nominee or Item in black or blue ink) MORE ON BACK.
*The Board of Directors recommend a vote FOR each of the matters and nominees listed below.

1. The election of two nominees as directors (see Proxy Statement)

*Isaac Dietrich For ☐ Withhold ☐ *Danny Meeks For ☐ Withhold ☐

For ☐ Against ☐ Abstain ☐

For ☐ Against ☐ Abstain ☐

Proxy #: 99

Shares: 90.00

PROXY FOR: TEST ISSUE REF 1999 REG
ANYWHERE PA 99999-9999

PROXY CARD

For ☐ Against ☐ Abstain ☐

5. Ratification of the appointment of auditors, RBSM for the fiscal years ending December 31, 2021

For ☐ Against ☐ Abstain ☐

For ☐ Against ☐ Abstain ☐

For ☐ Against ☐ Abstain ☐

NOTE: Such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS ON SEPTEMBER 3, 2021

The undersigned hereby appoints Isaac Dietrich, agent and proxy, with full power of substitution, to represent the undersigned and to vote all shares of stock of Massroots Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held on 9/3/21, and any adjournments thereof, upon all matters that may properly come before the Annual Meeting.

This Proxy, when properly executed, will be voted in the manner herein specified by the undersigned shareholder and at the discretion of the above-named Proxies upon such other matters as may properly come before the Annual Meeting. If no direction is made, this Proxy will be voted "FOR" all proposals. If you do not sign and return the Proxy card, or vote online, or attend the meeting and vote by ballot, your shares cannot be voted.

B. Authorized Signatures - This section must be completed for your vote to be counted.
Date and Sign Below.

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give the full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership's name by authorized person.

Signatures and Date:

____

____

☐ I plan to attend the meeting on 9/3/21

ADDRESS CHANGE - This section is to write in an address change.

If voting by mail, you must complete Sections A & B and mail in the provided envelope.